UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C

(Rule 14c-1 to Rule 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement.
☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☑	Definitive Information Statement.

ARISTOCRAT GROUP CORP.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (check the appropriate box):

☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth amount on which the filing fee is calculated and state how it was determined):
4)	Proposed maximum aggregate value of transaction:
5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offering fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of the filing.

1)	Amount previously paid:
2)	Form, schedule or registration statement no.:
3)	Filing party:
4)	Date filed:

495 Grand Blvd., Suite 206 Miramar Beach, Florida 32550   ◆   Tel: (850) 269-7208

NOTICE OF ACTION BY WRITTEN CONSENT OF DIRECTORS AND MAJORITY STOCKHOLDERS

IN LIEU OF SPECIAL MEETING OF STOCKHOLDERS

March 23, 2015

To Our Stockholders:

NOTICE IS HEREBY GIVEN to inform the holders of record of shares of our common stock that on the 3rd day of February, 2015 our board of directors and stockholders holding a majority of our voting shares authorized the following actions:

•	Reincorporation from Florida to Nevada that will result in:
	▪	the Company being governed by the laws of the State of Nevada;
▪

your right to receive one whole share of common stock of the Nevada Company for each 100 shares of common stock of the Company owned by you as of the record date of the reincorporation with fractional shares rounded up to the next whole share and the number of additional whole shares such that each stockholder will own at least five shares;  and

	▪	Adoption of bylaws pursuant to Nevada law.
•	Adoption of the 2015 Omnibus Equity Incentive Plan for Directors, Officers and Consultants.
•	Adoption of Articles of Incorporation filed with the Secretary of State of Nevada to effect the following:
	▪	authorize our board of directors to change our corporate name to a name selected by our directors;
	▪	establish corporate codes and committees of the board of directors;
	▪	increase the number of shares of capital stock we are authorized to issue; and
	▪	authorize the issuance of preferred stock with preferences, limitations, and relative rights designated by our board of directors.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

There were approximately 84,041,774 shares of our common stock, issued and outstanding as of March 20, 2015.  Each share of our common stock is entitled to one vote in connection with the matters described above.

The actions have been approved by our board of directors and by the holders of a majority of the shares of common stock. As a result, the foregoing actions are approved by the stockholders of the company and neither a meeting of the stockholders nor additional written consents are necessary.

We have asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

The actions described will become effective at the opening of business on the first day after the 20th day after the date of mailing this Information Statement (the “Effective Date”).

We are mailing the Information Statement in compliance with the provisions of Section 14(c) of the Securities Exchange Act of 1934 on or about March 25, 2015 to stockholders of record of the company at the close of business on the day immediately preceding the date of mailing (the “Record Date”).

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

By Order of the Board of Directors,
Miramar Beach, Florida	/s/ Robert Federowicz
March 23, 2015	Robert Federowicz, President and CEO

TABLE OF CONTENTS

EFFECTIVE TIME	4

QUESTIONS AND ANSWERS	4

REASONS FOR AUTHORITY TO CHANGE OUR NAME	6

DIRECTORS AND EXECUTIVE OFFICERS	6

REINCORPORATION IN NEVADA	8

2015 OMNIBUS EQUITY INCENTIVE PLAN	12

REASONS FOR THE INCREASE IN AUTHORIZED SHARES	18

VOTING SECURITIES AND OWNERSHIP BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	19

DIRECTOR AND EXECUTIVE COMPENSATION	19

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT	20

DEFENSES AGAINST HOSTILE TAKEOVERS	20

RIGHTS OF DISSENTING SHAREHOLDERS	21

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS	22

ADDITIONAL INFORMATION	23

CONCLUSION	23

EXHIBITS

A. Plan and Agreement of Merger

B. Nevada Articles of Incorporation

C. 2015 Omnibus Equity Incentive Plan

D. Sections 607.1301-607.1333 Florida Business Corporation Act

E. Letter of Transmittal

EFFECTIVE TIME

The reincorporation and other changes will be effective in the State of Nevada and the State of Florida on the last to occur of the following (the “Effective Time”):

•	the date and time specified in articles of merger meeting the requirements of Nevada Law, filed with the Secretary of State of Nevada; or
•

the first day after the 20th day after the date of mailing of this Information Statement meeting the requirements of Section 14(c) of the Securities Exchange Act of 1934 and Rule 14c-101 of the Securities Act of 1934.

QUESTIONS AND ANSWERS

This Information Statement is first being sent to stockholders on or about March 25, 2015. The following questions and answers are intended to respond to frequently asked questions concerning the matters described in this Information Statement. These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire Information Statement, as well as its appendices and the documents incorporated by reference in this Information Statement.

Q:  WHAT IS THE PURPOSE OF THIS INFORMATION STATEMENT?

A:  This Information Statement is being furnished to you pursuant to Section 14 of the Exchange Act to notify our stockholders of certain corporate actions taken by a majority of our stockholders that will become effective 20 days after mailing this Information Statement.

Q:  WHY IS THE COMPANY REINCORPORATING IN NEVADA?

A:  We believe that the reincorporation in Nevada will give us more flexibility and simplicity in various corporate transactions.  Nevada has adopted a corporation law that includes by statute many concepts created by judicial rulings in Florida and other jurisdictions and provides additional rights in connection with the issuance and redemption of stock.

Q:  WHY IS THE COMPANY AUTHORIZING THE DIRECTORS TO CHANGE OUR CORPORATE NAME?

A:  We are authorizing our board of directors to change our corporate name to any name selected by the board of directors to provide flexibility in the event of a change in the principle business of the Company.  No change in our business is presently contemplated. However, in the event of any such change, our board of directors will have the authority to select a new name that reflects our principal business.

Q:  WHY ISN’T THE COMPANY HOLDING A MEETING OF STOCKHOLDERS TO APPROVE THE REINCORPORATION?

A:  The board of directors has already approved the reincorporation and has received the written consent of our stockholders who represent a majority of our outstanding voting shares. Under the Nevada Revised Statutes and our Florida Articles of Incorporation this transaction may be approved by the written consent of a majority of the shares entitled to vote, but only after the board of directors have authorized the action. Because a majority of our voting shares have approved the transaction discussed herein, a formal stockholders meeting is not necessary and represents a substantial and avoidable expense.

Q:  WHAT ARE THE PRINCIPAL FEATURES OF OUR NEVADA ARTICLES OF INCORPORATION?

A:  Our Nevada Articles of Incorporation will include the following:

•	authority of the board of directors to change our corporate name to any name selected by the board;
•	establish committees of the board of directors that will comply, when required, with the NYSE MKT listing standards and other rules of the SEC and NYSE MKT;
•	increase the number of shares of capital stock we are authorized to issue;
•	authorize indemnification agreements with directors and senior officers; and
•	adopt a serial board of directors and other measures that are intended to be anti-takeover provisions.

Q:  HOW WILL THE REINCORPORATION AFFECT OUR OWNERS, OFFICERS, DIRECTORS AND EMPLOYEES?

A:  Our officers, directors and employees will not change and our business operations will continue at the same locations, with the same employees and with the same assets.

Q:  HOW WILL THE ACTIONS DESCRIBED HERE AFFECT MY SECURITIES AND PERCENTAGE OF OWNERSHIP OF THE COMPANY?

A:  The reincorporation will change the number of shares you own. However, your percentage of the total number of outstanding shares will not change.

Q:  WILL THE AUTHORIZATION OF ADDITIONAL SHARES OF COMMON STOCK DILUTE MY EQUITY PERCENTAGE, VOTING PERCENTAGE OR PRIORITY OF MY COMMON STOCK IN THE COMPANY?

A:  Your voting percentage and equity interest in the Company is not currently changed by the authorization of the company to issue additional shares of common stock.  However, the additional shares may cause a dilution of your ownership and voting interest in the future.

Q:  HOW DO I EXCHANGE FLORIDA CERTIFICATES FOR NEVADA CERTIFICATES?

A:  Enclosed with this Information Statement as Exhibit E is a letter of transmittal and instructions for surrendering certificates representing your shares. If you are a stockholder of record, you should complete the letter of transmittal and send it with certificates representing your shares to the address set forth in the letter. Upon surrender of a certificate for cancellation with a duly executed letter of transmittal, our transfer agent will issue a new certificate representing the number of shares you are entitled as soon as practical after the Effective Time of the merger. If you hold your stock in street name in a brokerage account, your broker will manage the certificate change.

Q:  WHAT HAPPENS IF I DO NOT SURRENDER MY COMPANY CERTIFICATES?

A:  You are not required to surrender your certificates representing company shares in order to receive a certificate with our new name. Until you receive your new certificates you will continue to receive notice of or vote at stockholder meetings and receive dividends or other distributions for your shares.

Q:  WHAT IF I HAVE LOST MY COMPANY CERTIFICATES?

A:  If you have lost your company certificates, you should contact our transfer agent as soon as possible to have a new certificate issued. You may be required to post a bond or other security to reimburse us for any damages or costs if the certificate is later delivered for conversion. Our transfer agent is:

Island Stock Transfer Company

Roosevelt Office Center

15500 Roosevelt Boulevard, Suite 301

Clearwater, Florida 33760

Tel: 727-289-0010 Fax: 727-289-0069

Q:  CAN I REQUIRE THE COMPANY TO PURCHASE MY STOCK?

A:  Yes. Florida law provides for a right of appraisal or redemption in connection with the reincorporation described in this Information Statement.  See “Rights of Dissenting Shareholders.”

Q:  WHO WILL PAY THE COSTS OF REINCORPORATION?

A:  We will pay all of the costs of the reincorporation in Nevada, including distributing this Information Statement. You will only be required to pay our transfer agent the cost of exchanging certificates representing shares of the company for Nevada certificates. We may also pay brokerage firms and other custodians for their reasonable expenses for forwarding information materials to the beneficial owners of our common stock. We do not anticipate contracting for other services in connection with the reincorporation.

Q:  WILL I HAVE TO PAY TAXES ON THE NEW CERTIFICATES?

A:  We believe that the reincorporation is not a taxable event and that you will be entitled to the same basis in your shares of common stock when issued under the new name. EVERYONE’S TAX SITUATION IS DIFFERENT AND YOU SHOULD CONSULT WITH YOUR PERSONAL TAX ADVISOR REGARDING THE TAX EFFECT OF THE REINCORPORATION.

REASONS FOR AUTHORITY TO CHANGE OUR NAME

Our board of directors may authorize, without further shareholder approval, a change of our corporate name to any name selected by the board of directors. We have no present plans, understandings or agreements, and we are not engaged in any negotiations that will involve a name change. However, in the event of any substantial business change, our board of directors will have the authority to select a new name that reflects our principal business.

DIRECTORS AND EXECUTIVE OFFICERS

The business background of our directors and chief executive officer is included in the annual report for the year ended July 31, 2014 we filed with the Securities and Exchange Commission and posted on our website on November 13, 2014. The information statement is incorporated herein by reference and is available on the SEC web site: www.sec.gov.

NAME	AGE	POSITION
Robert Federowicz	45	Chief Executive Officer, President, and Director

Mr. Federowicz, age 45, brings over twenty years of experience as an entrepreneur and executive in the United States and in Poland. In the early 1990s, he served as project manager and government liaison for a small private U.S. energy development company, Hart Associates, Inc., working with the Polish government to facilitate the privatization and modernization of several coal-fired power plants. In 1994, Federowicz moved to the U.S. and continued to be involved in the development of various international power projects with Coastal Power Company, a subsidiary of the Coastal Corporation. In 1999, he was appointed Chief Information Officer for Hart Energy International, where he helped lead the company’s startup and growth efforts before eventually assisting in the company’s multi-million dollar merger with the U.K.-based Commonwealth Development Corp.

From 2005 through 2009, Mr. Federowicz was an owner and operator of a fitness gym in Houston, Texas. During 2010, he served as an account executive for Screentek, Inc., a seller of LCD screen technology for laptop computers. From December 2010 to September 2011, Mr. Federowicz was the Chief Executive Officer of Obscene Jeans Corp., a designer and manufacturer of specialty fashion products. From September 2011 until December 2012, Mr. Federowicz was the Chief Executive Officer of First Titan Corp., a designer and manufacturer of instrument panels and wiring harnesses. In September 2013, he was reappointed as interim Chief Executive Officer of First Titan Corp. Since 2011, Mr. Federowicz has served as CEO of Quantum International Corp. He continues to serve in both of these positions. Mr. Federowicz is a graduate of the Warsaw School of Economics in Poland with a BBA in International Trade.

The Company relies on his international experience and vision as the company works to expand its business around the globe.

Mr. Federowicz does not have a written employment or other compensatory agreement with the Company. He is being paid $5,000 per month for his services to the Company.

The Company has not entered into any transactions with Mr. Federowicz described in Item 404(a) of Regulation S-K.

Mr. Federowicz was not appointed pursuant to any arrangement or understanding between Mr. Federowicz and any other person.

Committees of the Board of Directors

Our board of directors has authorized an audit committee charter, compensation committee charter, nominating and governance committee charter, executive committee charter and nominating committee charter.  Our board may also establish from time to time any other committees that it deems necessary or desirable.  The composition of each committee will comply, when required, with NYSE MKT listing standards and other rules of the SEC and NYSE MKT.

Audit Committee

We have not appointed members of our audit committee. However the chairman will be independent within the meaning of applicable SEC rules and NYSE MKT listing standards as an “audit committee financial expert” as defined in the rules and regulations of the SEC, and that is financially literate under the current listing standards of the NYSE MKT. The audit committee has oversight responsibilities regarding matters including:

•	the integrity of our financial statements and our financial reporting and disclosure practices;
•	the soundness of our system of internal controls regarding finance and accounting compliance;
•	the independent registered public accounting firm’s qualifications and independence;
•	the engagement of the independent registered public accounting firm;
•	the performance of our internal audit function and independent registered public accounting firm;
•	our compliance with legal and regulatory requirements in connection with the foregoing;
•	review of related-party transactions in accordance with our written policy as to such transactions; and
•	compliance with our Code of Conduct and Ethics.

We will rely on the phase-in rules of the SEC and NYSE MKT with respect to the independence of our audit committee. These rules permit us to have an audit committee that has at least one member who is independent by the NYSE MKT listing date, at least two members (a majority of whom are independent) within 90 days after the listing date, and at least three members (all of whom are independent) within one year thereafter.

Our board has adopted a written charter for our compensation committee, which will be available on our website, www.aristocratgroupcorp.com. The information on our website is not and will not be deemed to be part of this prospectus and our web address is included herein as an inactive textual reference only. To assist the compensation committee in discharging its responsibilities, the compensation committee may engage a compensation consulting firm or other advisors.

Compensation Committee

We have not appointed members of our compensation committee. However, the chairman of the committee will be independent within the meaning of the listing standards of the NYSE MKT. The compensation committee is authorized to assist the board in discharging the board’s responsibilities relating to matters including:

•

review and administration of compensation and benefit policies and programs designed to attract, motivate and retain personnel with the requisite skills and abilities to us to achieve superior operating results;

•

review and approval, annually of goals and objectives relevant to compensation of our Chief Executive Officer, including evaluating the performance of the Chief Executive Officer in light of those goals and objectives and setting of our Chief Executive Officer’s compensation based on such evaluation (and our compensation committee will have sole authority to determine such compensation);

•

establishment of the compensation of our other executives and the Chairman of our board, and recommendation of the compensation of our non-employee directors for approval by majority vote of independent directors, and

•	issuance of an annual report on executive compensation for inclusion in our annual proxy statement, once required.

We will rely on the phase-in rules of the SEC and NYSE MKT with respect to the independence of our compensation committee. These rules permit us to have a compensation committee that has at least one member who is independent by five business days from the NYSE MKT listing date, at least a majority of members who are independent within 90 days of the NYSE MKT listing date and all independent members within one year of the NYSE MKT listing date.

Our board has adopted a written charter for our compensation committee, which will be available on our website, http://www.onthemovesystems.com/. The information on our website is not and will not be deemed to be part of this prospectus and our web address is included herein as an inactive textual reference only. To assist the compensation committee in discharging its responsibilities, the compensation committee may engage a compensation consulting firm or other advisors.

Nominating and Governance Committee

We have not appointed members of our nominating and governance committee. However, the chairman of the committee will be independent within the meaning of the listing standards of NYSE MKT. The nominating and governance committee is authorized to:

•	recommend to the board nominees for election as directors and committee members;
•	develop and recommend to the board a set of corporate governance guidelines;
•	review candidates for nomination for election as directors submitted by directors, officers, employees and stockholders and establish procedures to be followed by stockholders in submitting nominees;
•	recommend to the board non-renomination or removal from the board or a board committee as appropriate;
•	review with the board the requisite skills and characteristics for continuation as board members, the selection of new board members and board composition; and
•

select, retain and evaluate any search firm with respect to the identification of candidates for nomination for election as directors (and our nominating and governance committee shall have the sole authority to approve any such firm’s fees and other retention terms).

We will rely on the phase-in rules of the SEC and NYSE MKT with respect to the independence of our nominating and governance committee. These rules permit us to have a nominating and governance committee that has at least one member who is independent by five business days from the NYSE MKT listing date, at least a majority of members who are independent within 90 days of the NYSE listing date and all independent members within one year of the NYSE listing date.

The committee will assist the board in the selection of nominees for election as directors at each annual meeting of our stockholders and will establish policies and procedures regarding the consideration of director nominations from stockholders. Our board has adopted a written charter for our nominating and governance committee, which will be available on our website, www.aristocratgroupcorp.com. The information on our website is not and will not be deemed to be part of this prospectus and our web address is included herein as an inactive textual reference only.

Immediately upon the grant of any award, the number of shares that may be issued or optioned under the plan will be increased such that the total number of shares issuable under the plan and reserved for issuance upon exercise of outstanding options, warrants or conversion of shares of preferred stock will equal 10% of the total number of issued and outstanding shares. Such increase in the number of shares subject to the plan shall occur without the necessity of any further corporate action of any kind or character.

Limitations on Directors’ and Officers’ Liability

Our directors and officers are indemnified as provided by the Nevada Revised Statutes, as amended and our articles of incorporation.

Employment Agreements

Currently, we have no existing written employment agreement.

REINCORPORATION IN NEVADA

The following discussion summarizes certain aspects of our reincorporation in Nevada.  This summary does not include all of the provisions of the Plan and Agreement of Merger between the Company and, a copy of which is attached hereto as Exhibit A, or the Articles of Incorporation of the Nevada Company, a copy of which is attached hereto as Exhibit B. Copies of the Florida bylaws and the Nevada bylaws of the Nevada Company are available for inspection at our principal office and we will send copies to stockholders upon request.

Principal Reasons for Reincorporation

We believe that the reincorporation will provide a greater measure of flexibility and simplicity in corporate governance than is available under Florida law and will increase the marketability of our securities.  Nevada has adopted a modern code governing the formation and operation of corporations.  It includes by statute many of the concepts developed judicially in Florida.  In addition, the Nevada law provides for greater flexibility in raising capital and other corporate transactions.  Nevada imposes no franchise taxes or corporate income taxes on corporations that are incorporated in Nevada.

Principal Features of the Reincorporation

The reincorporation will be effected by the merger of the Company with and into the Nevada Company.  The Nevada Company is the surviving entity.  The reincorporation will become effective on the Effective Date.

On the Effective Date, (i) each of our stockholders as of the record date will be entitled to receive one share of Nevada Company common stock for each 100 shares of our common stock they owned on the record date, with fractional shares being rounded up to the next whole share and the number of additional whole shares such that each stockholder will own at least five shares, (ii) each share of the Nevada Company common stock owned by the Company will be canceled and resume the status of authorized and unissued Nevada Company common stock, and (iii) the Company will cease its corporate existence in the State of Florida.

The Articles of Incorporation and bylaws of the Nevada Company are significantly different from the Articles of Incorporation and bylaws of the Company.  Your rights as shareholders will be substantially affected by the reincorporation by, among other things, the exchange ratio and the differences between the laws of the State of Florida, which govern the Company, and the laws of the State of Nevada, which govern the Nevada Company.  See the information under “Significant Differences between the Florida Company and the Nevada Company” for a summary of the differences between the laws of the State of Florida and the laws of the State of Nevada.

The board of directors and officers of the Nevada Company will consist of the persons who are our directors and officers prior to the reincorporation. Our daily business operations will continue at the principal executive offices at 495 Grand Blvd., Suite 206, Miramar Beach, Florida 32550.

How to Exchange Company Certificates for the Nevada Company Certificates

Enclosed are (i) a form letter of transmittal and (ii) instructions for surrender of your certificates representing our common stock in exchange for certificates representing shares of the Nevada Company common stock.  Upon surrender of a certificate representing our common stock to the Nevada Company, together with a duly executed letter of transmittal and the necessary issuance fees, the Nevada Company will issue, as soon as practicable, a certificate representing that number of shares of the Nevada Company you are entitled to receive.

If you own our shares through a nominee or in a brokerage account, you do not have a certificate to submit for exchange.  Usually, your nominee or broker will submit certificates representing our shares for exchange on your behalf.  Since we believe there have been widespread sales of our stock without actual delivery of certificates, it is possible that your nominee or broker may not have certificates representing all of the shares owned by its customers.  We recommend that you contact your nominee or broker and request that a certificate be issued to you so that you may submit it for exchange with the enclosed letter of transmittal.  This will ensure that there are actually shares of the Nevada Company in your name on the books and records of the Nevada Company.  After the exchange, you may transfer the shares of the Nevada Company back into the name of your broker or nominee.

You are not required to surrender your certificates representing our common stock for certificates representing shares of the Nevada Company. Dividends and other distributions declared by the Nevada Company after the Effective Date with respect to common stock and payable to holders of record thereof after the Effective Date will be paid to the holders of certificates representing the Nevada Company common stock and to the holders of unsurrendered certificates representing shares of the Company.  In addition, holders of unsurrendered certificates representing shares of our common stock will be entitled to notice of or to vote at any meetings of the shareholders of the Nevada Company until they surrender the certificate representing Company common stock.

Capitalization

Our authorized capital on the date of this Information Statement consisted of 250,000,000 shares of common stock, $0.0001 par value. On the date of this Information Statement there were 84,041,774 shares of our common stock outstanding. The authorized capital of the Nevada Company consists of 500,000,000 shares of capital stock divided into 480,000,000 shares of common stock, $0.001 par value per share, and 20,000,000 shares of preferred stock, $0.001 par value per share. As a result of the reincorporation, the Nevada Company will have outstanding approximately 840,418 shares of common stock, subject only to insignificant differences relating to the elimination of fractional shares. In addition, the Nevada Company will reserve 10,000,000 shares of common stock for issuance under the 2015 Omnibus Equity Incentive Plan. Accordingly, the board of directors of the Nevada Company will have available approximately 469,159,582 shares of common stock and 20,000,000 shares of preferred stock which are authorized but presently unissued and unreserved. The reincorporation will not affect our total stockholders’ equity or total capitalization.

The board of directors of the Nevada Company may authorize, without further shareholder approval, the issuance of such shares of common stock or preferred stock to such persons, for such consideration, and upon such terms as the board of directors determines.  Such issuance could result in a significant dilution of the voting rights and the stockholders’ equity, of then existing shareholders.

There are no present plans, understandings or agreements, and we are not engaged in any negotiations that will involve the issuance of preferred stock. However, the board of directors believes it prudent to have shares of preferred stock available for such corporate purposes as the board of directors may from time to time deem necessary and advisable including, without limitation, acquisitions, the raising of additional capital and assurance of flexibility of action in the future.

Issuance of additional authorized common stock or preferred stock may have the effect of deterring or thwarting persons seeking to take control of the Nevada Company through a tender offer, proxy fight or otherwise or to bring about removal of incumbent management or a corporate transaction such as merger.  For example, the issuance of common stock or preferred stock could be used to deter or prevent such a change of control through dilution of stock ownership of persons seeking to take control or by rendering a transaction proposed by such persons more difficult.  See “Defenses Against Hostile Takeovers.”

Significant Differences between the Florida Company and the Nevada Company

The Company was incorporated under the laws of the State of Florida and the Nevada Company is incorporated under the laws of the State of Nevada.  Those stockholders that tender their certificates representing the shares of our common stock for exchange will become shareholders of the Nevada Company.  Their rights as shareholders will be governed by the Nevada Revised Statutes and the Articles of Incorporation and bylaws of the Nevada Company rather than the General Corporation Law of Florida and the Florida Articles of Incorporation and bylaws.  The Nevada Articles of Incorporation and bylaws are significantly different from the Florida Articles of Incorporation.

The corporate statutes of Nevada and Florida have certain differences, summarized below.  This summary is not intended to be complete, and is qualified by reference to the full text of, and decisions interpreting, Florida law and Nevada law.

Classified Board of Directors.  Both Florida and Nevada law permit corporations to classify their board of directors so that less than all of the directors are elected each year to overlapping terms.  Unlike the Florida Company, the Nevada Company has classified boards consisting of three classes, elected to three-year terms.  As a result of the reincorporation, our directors will become directors of the Nevada Company and assigned to classes to make the number of directors in each class as nearly equal as possible.

Removal of Directors.  Under Florida law, members of a classified board of directors may be removed by the shareholders without or without cause.  Nevada law provides that any or all directors may be removed by the vote of two-thirds of the voting interests entitled to vote for the election of directors.  Nevada does not distinguish between removal of directors with or without cause.  The reincorporation may make it more difficult for the shareholders of the Nevada Company to remove a member of the board of directors.

Special Meetings of Stockholders.  Florida law permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the Articles of Incorporation or bylaws to call a special stockholder meeting.  Nevada law does not address the manner in which special meetings of stockholders may be called but permits corporations to determine the manner in which meetings are called in their bylaws.  The Articles of Incorporation and bylaws of the Nevada Company provide that special meetings of the stockholders may be called only by the board of directors or a committee of the board of directors that is delegated the power to call special meetings by the board of directors.  The reincorporation will make it more difficult for the shareholders of the Nevada Company to call a special meeting of the stockholders.

Special Meetings Pursuant to Petition of Stockholders.  Florida law provides that a director or a stockholder of a corporation may apply to the circuit court of the county where the corporation’s principal office is located if the corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting taken, in both cases for a period of thirty (30) days after the date designated for the annual meeting or if there is no such date designated, within 13 months after the last annual meeting.  Nevada law is more restrictive.  Under Nevada law shareholders having not less than 15% of the voting interest may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last meeting at which directors were elected.  The reincorporation may make it more difficult for the shareholders of the Nevada Company to require that an annual meeting be held without the consent of the board of directors.

Cumulative Voting.  Cumulative voting for directors entitles stockholders to cast a number of votes that is equal to the number of voting shares held multiplied by the number of directors to be elected.  Stockholders may cast all such votes either for one nominee or distribute such votes among up to as many candidates as there are positions to be filled.  Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board of directors where such stockholders would not otherwise be able to elect any directors.  Both Florida and Nevada law permit cumulative voting if provided for in the certificate or articles of incorporation and pursuant to specified procedures.  Neither the Articles of Incorporation of the Company nor the Articles of Incorporation of the Nevada Company provide for cumulative voting.  The reincorporation does not change the rights of the shareholders to cumulate their votes.

Vacancies.  Under Florida law, vacancies on the board of directors may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum.  Any director so appointed will hold office for the remainder of the full term of the class of directors in which the vacancy occurred.  Similarly, Nevada law provides that vacancies may be filled by a majority of the remaining directors, though less than a quorum, unless the articles of incorporation provide otherwise.  The bylaws of both the Company and the Nevada Company address the election of persons to fill vacancies on the board of directors in the same manner.

Indemnification of Officers and Directors and Advancement of Expenses.  Florida and Nevada have substantially similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents.  Florida and Nevada law differ in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding.  Florida law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation.  A Florida corporation has the discretion to decide whether or not to advance expenses, unless its Articles of Incorporation or bylaws provides for mandatory advancement.  Nevada law differs in two respects: first, Nevada law applies to advance of expenses incurred by both officers and directors, and second, under Nevada law, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation.  There will be a difference in stockholders’ rights with respect to this issue because the bylaws of the Nevada Company provide for the mandatory advancement of expenses of directors and officers.

Limitation on Personal Liability of Directors.  Florida law permits a corporation to adopt provisions limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit.  The Articles of Incorporation of the Company excluded director liability to the maximum extent allowed by Florida law.  Nevada law permits, and the Nevada Company has adopted, a broader exclusion of liability of directors to the corporation and its shareholders, providing for an exclusion of all monetary damages for breach of fiduciary duty unless they arise from act or omissions which involve intentional misconduct, fraud or a knowing violation of law or payments of dividends or distributions in excess of the amount allowed.  The reincorporation will result in the elimination of any liability of a director for a breach of the duty of loyalty unless arising from intentional misconduct, fraud, or a knowing violation of law.

Dividends.  Florida law is more restrictive than Nevada law with respect to when dividends may be paid.  Under the Florida law, unless further restricted in the Articles of Incorporation, a corporation may declare and pay dividends, out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets).  In addition, the Florida Law provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.  Nevada law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders.  The reincorporation makes it possible for the Nevada Company to pay dividends or other distributions that would not be payable under Florida law.

Restrictions on Business Combinations.  Both Florida and Nevada law contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder.  Under Florida law, a corporation which is listed on a national securities exchange, included for quotation on the Nasdaq Stock Market or held of record by more than 2,000 stockholders, is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time such stockholder became an interested stockholder, unless (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder; (ii) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation’s board of directors and by the holders of at least 66 2/3% of the corporation’s outstanding voting stock at an annual or special meeting (and not by written consent), excluding shares owned by the interested stockholder.  Florida law defines “interested stockholder” generally as a person who owns 15% or more of the outstanding shares of a corporation’s voting stock.

Nevada law regulates business combinations more stringently.  First, an “interested stockholder” is defined as a beneficial owner (directly or indirectly) of ten percent (10%) or more of the voting power of the outstanding shares of the corporation.  Second, the three-year moratorium can be lifted only by advance approval by a corporation’s board of directors.  Finally, after the three-year period, combinations with “interested stockholders” remain prohibited unless (i) they are approved by the board of directors, the disinterested stockholders or a majority of the outstanding voting power not beneficially owned by the interested party, or (ii) the interested stockholders satisfy certain fair value requirements.  As in Florida, a Nevada corporation may opt-out of the statute with appropriate provisions in its articles of incorporation.

The Nevada Company has opted out of the applicable statutes and the more stringent requirements of Nevada law apply to mergers and combinations after the Effective Date of the reincorporation.  The Florida Amended and Restated Articles of Incorporation does not opt out of stringent requirements of Florida law that apply to mergers and combinations.

Limitations on Controlling Shareholders.  Nevada law contains a provision that limits the voting rights of a person that acquires or makes an offer to acquire a controlling interest in a Nevada corporation.  Under the provisions of Nevada law, a person acquiring or making an offer to acquire more than 20% of the voting power in a corporation will have only such voting rights as are granted by a resolution of the shareholders adopted at a special or annual meeting.  The controlling person is not entitled to vote on the resolution granting voting rights to the controlling interest.  The person acquiring a controlling interest may request a meeting of the shareholders be called for this purpose and, if the board of directors fails to call the meeting or the controlling person is not accorded full voting rights, the corporation must redeem the controlling shares at the average price paid for them.  Florida does not have a similar provision and the reincorporation may make it more difficult for a person to acquire control of the Nevada Company through acquisition of a majority of the shares issued.

Amendment to Articles of Incorporation or Bylaws.  Both Florida and Nevada law require the approval of the holders of a majority of all outstanding shares entitled to vote to approve proposed amendments to a corporation’s certificate or articles of incorporation.  Both Florida and Nevada law also provide that in addition to the vote of the shareholders, the vote of a majority of the outstanding shares of a class may be required to amend the Articles of Incorporation or articles of incorporation.  Neither state requires shareholder approval for the board of directors of a corporation to fix the voting powers, designation, preferences, limitations, restrictions and rights of a class of stock provided that the corporation’s organizational documents grant such power to its board of directors.  Both Florida and Nevada law permit the number of authorized shares of any such class of stock to be increased or decreased (but not below the number of shares then outstanding) by the board of directors unless otherwise provided in the articles or Articles of Incorporation or resolution adopted pursuant to the articles or Articles of Incorporation, respectively.

Actions by Written Consent of Stockholders.  Both Florida and Nevada law provide that, unless the articles or Articles of Incorporation provides otherwise, any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote consents to the action in writing.  Florida law requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing.  Although not required by Nevada law, the Nevada Company’s bylaws require prompt notice to all shareholders of any action taken by less than unanimous written consent.

Stockholder Vote for Mergers and Other Corporation Reorganizations.  Both jurisdictions require authorization by an absolute majority of the outstanding voting rights, as well as approval by the board of directors, of the terms of a merger or a sale of substantially all of the assets of the corporation.  Neither Florida nor Nevada law require a shareholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its Articles of Incorporation) if: (a) the merger agreement does not amend the existing Articles of Incorporation of the surviving corporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed twenty percent (20%) of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

2015 OMNIBUS EQUITY INCENTIVE PLAN

The Board of Directors of the Company and the owners of a majority of the outstanding voting stock have approved the 2015 Omnibus Equity Incentive Plan. The purpose of the Plan is to maintain the ability of the Company and its subsidiaries to attract and retain highly qualified and experienced directors, officers and consultants and to give such directors, officers and consultants a continued proprietary interest in the success of the Company and its subsidiaries.  The Plan is posted on our website at www.aristocratgroupcorp.com and is available to any stockholder by request to the Company.  A brief summary of the provisions of the 2015 Plan is set forth below and the complete text of said Sections is attached as Exhibit C.

General Provisions of the Plan

The purpose of the 2015 Omnibus Equity Incentive Plan (“Plan”) is to maintain the ability of the Nevada corporation (the “Company”) and its subsidiaries to attract and retain highly qualified and experienced directors, employees and consultants and to give such directors, employees and consultants a continued proprietary interest in the success of the Company and its subsidiaries.  In addition the Plan is intended to encourage ownership of common stock, $0.001 par value (“Common Stock”), of the Company by the directors, employees and consultants of the Company and its Affiliates (as defined below) and to provide increased incentive for such persons to render services and to exert maximum effort for the success of the Company’s business.  The Plan provides eligible employees and consultants the opportunity to participate in the enhancement of shareholder value by the grants of warrants, options, restricted common or convertible preferred stock, unrestricted common or convertible preferred stock and other awards under the Plan and to have their bonuses and/or consulting fees payable in warrants, restricted common or convertible preferred stock, unrestricted common or convertible preferred stock and other awards, or any combination thereof.  In addition, the Company expects that the Plan will further strengthen the identification of the directors, employees and consultants with the stockholders.  Certain options and warrants to be granted under the Plan are intended to qualify as Incentive Stock Options (“ISOs”) pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (“Code”), while other options and warrants and preferred stock granted under the Plan will be nonqualified options or warrants which are not intended to qualify as ISOs (“Nonqualified Options”), either or both as provided in the agreements evidencing the options or warrants described and shares of preferred stock.  Employees, consultants and directors who participate or become eligible to participate in the Plan from time to time are referred to collectively herein as “Participants”.  As used in the Plan, the term “Affiliates” means any “parent corporation” of the Company and any “subsidiary corporation” of the Company within the meaning of Code Sections 424(e) and (f), respectively.

Immediately upon the grant of any award, the number of shares that may be issued or optioned under the plan will be increased such that the total number of shares issuable under the plan and reserved for issuance upon exercise of outstanding options, warrants or conversion of shares of preferred stock will equal 10% of the total number of issued and outstanding shares. Such increase in the number of shares subject to the plan shall occur without the necessity of any further corporate action of any kind or character.

The Plan shall be administered by the Board of Directors of the Company (the “Board”).  When acting in such capacity the Board is herein referred to as the “Committee,” which shall also designate the Chairman of the Committee.  If the Company is governed by Rule 16b-3 promulgated by the Securities and Exchange Commission (“Commission”) pursuant to the Securities Exchange Act of 1934, as amended (“Exchange Act”), no director shall serve as a member of the Committee unless he or she is a “disinterested person” within the meaning of such Rule 16b-3.

Stock Options

The Committee shall have sole and absolute discretionary authority (i) to determine, authorize, and designate those persons pursuant to the Plan who are to receive warrants, options, restricted common or convertible preferred stock, or unrestricted common or convertible preferred stock under the Plan, (ii) to determine the number of shares of Common Stock to be covered by such grant or such options or warrants and the terms thereof, (iii) to determine the type of Common Stock granted: restricted common or convertible preferred stock, unrestricted common or convertible preferred stock or a combination of restricted and unrestricted common or convertible preferred stock, and (iv) to determine the type of option or warrant granted: ISO, Nonqualified Option or a combination of ISO and Nonqualified Options.  The Committee shall thereupon grant options or warrants in accordance with such determinations as evidenced by a written option or warrant agreement.  Subject to the express provisions of the Plan, the Committee shall have discretionary authority to prescribe, amend and rescind rules and regulations relating to the Plan, to interpret the Plan, to prescribe and amend the terms of the option or warrant agreements (which need not be identical) and to make all other determinations deemed necessary or advisable for the administration of the Plan.

The fair market value (determined in accordance with the Plan at the time the option or warrant is granted) of the Common Stock with respect to which ISOs may be exercisable for the first time by any Participant during any calendar year under all such plans of the Company and its Affiliates shall not exceed $1,000,000.

The Committee shall promptly notify the Participant of the option or warrant grant and a written agreement shall promptly be executed and delivered by and on behalf of the Company and the Participant, provided that the option or warrant grant shall expire if a written agreement is not signed by said Participant (or his agent or attorney) and returned to the Company within 60 days from date of receipt by the Participant of such agreement.  The date of grant shall be the date the option or warrant is actually granted by the Committee, even though the written agreement may be executed and delivered by the Company and the Participant after that date.  Each option or warrant agreement shall specify the period for which the option or warrant thereunder is granted (which in no event shall exceed ten years from the date of grant) and shall provide that the option or warrant shall expire at the end of such period.  If the original term of an option or warrant is less than ten years from the date of grant, the option or warrant may be amended prior to its expiration, with the approval of the Committee and the Participant, to extend the term so that the term as amended is not more than ten years from the date of grant.  However, in the case of an ISO granted to an individual who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or its Affiliate (“Ten Percent Stockholder”), such period shall not exceed five years from the date of grant.

The purchase price of each share of Common Stock subject to each option or warrant granted pursuant to the Plan shall be determined by the Committee at the time the option or warrant is granted and, in the case of ISOs, shall not be less than 100% of the fair market value of a share of Common Stock on the date the option or warrant is granted, as determined by the Committee.  In the case of an ISO granted to a Ten Percent Stockholder, the option or warrant price shall not be less than 110% of the fair market value of a share of Common Stock on the date the option or warrant is granted.  The purchase price of each share of Common Stock subject to a Nonqualified Option or Warrant under the Plan shall be determined by the Committee prior to granting the option or warrant.  The Committee shall set the purchase price for each share subject to a Nonqualified Option or Warrant at either the fair market value of each share on the date the option or warrant is granted, or at such other price as the Committee in its sole discretion shall determine.

At the time a determination of the fair market value of a share of Common Stock is required to be made hereunder, the determination of its fair market value shall be made by the Committee in such manner as it deems appropriate.

Restricted Stock

Awards of restricted stock under the Plan shall be subject to all the applicable provisions of the Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith, as the Committee shall determine:

(a)  Awards of restricted stock may be in addition to or in lieu of option or warrant grants.  Awards may be conditioned on the attainment of particular performance goals based on criteria established by the Committee at the time of each award of restricted stock. During a period set forth in the agreement (the “Restriction Period”), the recipient shall not be permitted to sell, transfer, pledge, or otherwise encumber the shares of restricted stock; except that such shares may be used, if the agreement permits, to pay the option or warrant price pursuant to any option or warrant granted under the Plan, provided an equal number of shares delivered to the Participant shall carry the same restrictions as the shares so used.  Shares of restricted stock shall become free of all restrictions if during the Restriction Period, (i) the recipient dies, (ii) the recipient’s directorship, employment, or consultancy terminates by reason of permanent disability, as determined by the Committee, (iii) the recipient retires after attaining both 59 1/2 years of age and five years of continuous service with the Company and/or a division or subsidiary, or (iv) if provided in the agreement, there is a “change in control” of the Company (as defined in such agreement). The Committee may require medical evidence of permanent disability, including medical examinations by physicians selected by it.  Unless and to the extent otherwise provided in the agreement, shares of restricted stock shall be forfeited and revert to the Company upon the recipient’s termination of directorship, employment or consultancy during the Restriction Period for any reason other than death, permanent disability, as determined by the Committee, retirement after attaining both 59 1/2 years of age and five years of continuous service with the Company and/or a subsidiary or division, or, to the extent provided in the agreement, a “change in control” of the Company (as defined in such agreement), except to the extent the Committee, in its sole discretion, finds that such forfeiture might not be in the best interests of the Company and, therefore, waives all or part of the application of this provision to the restricted stock held by such recipient.  Certificates for restricted stock shall be registered in the name of the recipient but shall be imprinted with the appropriate legend and returned to the Company by the recipient, together with a stock power endorsed in blank by the recipient.  The recipient shall be entitled to vote shares of restricted stock and shall be entitled to all dividends paid thereon, except that dividends paid in Common Stock or other property shall also be subject to the same restrictions.

(b)  Restricted Stock shall become free of the foregoing restrictions upon expiration of the applicable Restriction Period and the Company shall then deliver to the recipient Common Stock certificates evidencing such stock.  Restricted stock and any Common Stock received upon the expiration of the restriction period shall be subject to such other transfer restrictions and/or legend requirements as are specified in the applicable agreement.

Bonuses and Past Salaries and Fees Payable in Unrestricted Stock

(a)  In lieu of cash bonuses otherwise payable under the Company’s or applicable division’s or subsidiary’s compensation practices to employees and consultants eligible to participate in the Plan, the Committee, in its sole discretion, may determine that such bonuses shall be payable in unrestricted Common Stock or partly in unrestricted Common Stock and partly in cash.  Such bonuses shall be in consideration of services previously performed and as an incentive toward future services and shall consist of shares of unrestricted Common Stock subject to such terms as the Committee may determine in its sole discretion.  The number of shares of unrestricted Common Stock payable in lieu of a bonus otherwise payable shall be determined by dividing such bonus amount by the fair market value of one share of Common Stock on the date the bonus is payable, with fair market value determined as of such date.

(b)  In lieu of salaries and fees otherwise payable by the Company to employees, attorneys and consultants eligible to participate in the Plan that were incurred for services rendered during, prior or after the year of 2014, the Committee, in its sole discretion, may determine that such unpaid salaries and fees shall be payable in unrestricted Common Stock or partly in unrestricted Common Stock and partly in cash.  Such awards shall be in consideration of services previously performed and as an incentive toward future services and shall consist of shares of unrestricted Common Stock subject to such terms as the Committee may determine in its sole discretion.  The number of shares of unrestricted Common Stock payable in lieu of a salaries and fees otherwise payable shall be determined by dividing each calendar month’s of unpaid salary or fee amount by the average trading value of the Common Stock for the calendar month during which the subject services were provided.

Relinquishment of Options

The Committee, in granting options or warrants hereunder, shall have discretion to determine whether or not options or warrants shall include a right of relinquishment as hereinafter provided.  The Committee shall also have discretion to determine whether an option or warrant agreement evidencing an option or warrant initially granted by the Committee without a right of relinquishment shall be amended or supplemented to include such a right of relinquishment.  Neither the Committee nor the Company shall be under any obligation or incur any liability to any person by reason of the Committee’s refusal to grant or include a right of relinquishment in any option or warrant granted hereunder or in any option or warrant agreement evidencing the same.  Subject to the Committee’s determination in any case that the grant by it of a right of relinquishment is consistent, any option or warrant granted under the Plan, and the option or warrant agreement evidencing such option or warrant, may provide.

The Committee shall have sole discretion to consent to or disapprove, and neither the Committee nor the Company shall be under any liability by reason of the Committee’s disapproval of, any election by a holder of preferred stock to relinquish such preferred stock in whole or in part as provided in Paragraph 7(a), except that no such consent to or approval of a relinquishment shall be required under the following circumstances.  Each Participant who is subject to the short-swing profits recapture provisions of Section 16(b) of the Exchange Act (“Covered Participant”) shall not be entitled to receive shares of Common Stock when options or warrants are relinquished during any window period commencing on the third business day following the Company’s release of a quarterly or annual summary statement of sales and earnings and ending on the twelfth business day following such release (“Window Period”).  A Covered Participant shall be entitled to receive shares of Common Stock upon the relinquishment of options or warrants outside a Window Period.

No right of relinquishment may be exercised after the initial award of any option or warrant containing, or the amendment or supplementation of any existing option or warrant agreement adding the right of relinquishment, unless such right of relinquishment is effective upon the Participant’s death, disability or termination of his relationship with the Company for a reason other than “for cause.”

Grant of Convertible Preferred Stock

The Committee shall have sole and absolute discretionary authority (i) to determine, authorize, and designate those persons pursuant to the Plan who are to receive restricted preferred stock, or unrestricted preferred stock under the Plan, and (ii) to determine the number of shares of Common Stock to be issued upon conversion of such shares of preferred stock and the terms thereof.  The Committee shall thereupon grant shares of preferred stock in accordance with such determinations as evidenced by a written preferred stock designation.  Subject to the express provisions of the Plan, the Committee shall have discretionary authority to prescribe, amend and rescind rules and regulations relating to the Plan, to interpret the Plan, to prescribe and amend the terms of the preferred stock designation  (which need not be identical) and to make all other determinations deemed necessary or advisable for the administration of the Plan.

Each series of preferred stock granted under the Plan shall be evidenced by a designation in the form for filing with the Secretary of State of the state of incorporation of the Company, containing such terms as approved by the Committee, which shall be subject to the following express terms and conditions and to such other terms and conditions as the Committee may deem appropriate:

(i)  The number of shares of Common Stock issuable upon conversion of each share of preferred stock granted pursuant to the Plan shall be determined by the Committee at the time the preferred stock is granted.  The conversion ration may be determined by reference to the fair market value of each share of Common Stock on the date the preferred stock is granted, or at such other price as the Committee in its sole discretion shall determine.

(ii)  The Committee may provide in the preferred stock agreement that an preferred stock may be converted in whole, immediately, or is to be convertible in increments.  In addition, the Committee may provide that the conversion of all or part of an preferred stock is subject to specified performance by the Participant.

(iii)  Shares of preferred stock shall be converted in the manner specified in the preferred stock designation.  The notice of conversion shall specify the address to which the certificates for such shares are to be mailed.  A Participant shall be deemed to be a stockholder with respect to shares covered by preferred stock on the date specified in the preferred stock agreement.  As promptly as practicable, the Company shall deliver to the Participant or other holder of the warrant, certificates for the number of shares with respect to which such preferred stock has been so converted, issued in the holder’s name or such other name as holder directs; provided, however, that such delivery shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates with a carrier for overnight delivery, addressed to the holder at the address specified pursuant to this Section 6(d).

(iv)  Awards of restricted preferred stock under the Plan shall be subject to all the applicable provisions of the Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith, as the Committee shall determine:

(A)  Awards of restricted preferred stock may be in addition to or in lieu of preferred stock grants.  Awards may be conditioned on the attainment of particular performance goals based on criteria established by the Committee at the time of each award of restricted preferred stock. During a period set forth in the agreement (the “Restriction Period”), the recipient shall not be permitted to sell, transfer, pledge, or otherwise encumber the shares of restricted preferred stock.  Shares of restricted preferred stock shall become free of all restrictions if during the Restriction Period, (i) the recipient dies, (ii) the recipient’s directorship, employment, or consultancy terminates by reason of permanent disability, as determined by the Committee, (iii) the recipient retires after attaining both 59 1/2 years of age and five years of continuous service with the Company and/or a division or subsidiary, or (iv) if provided in the agreement, there is a “change in control” of the Company (as defined in such agreement). The Committee may require medical evidence of permanent disability, including medical examinations by physicians selected by it.  Unless and to the extent otherwise provided in the agreement, shares of restricted preferred stock shall be forfeited and revert to the Company upon the recipient’s termination of directorship, employment or consultancy during the Restriction Period for any reason other than death, permanent disability, as determined by the Committee, retirement after attaining both 59 1/2 years of age and five years of continuous service with the Company and/or a subsidiary or division, or, to the extent provided in the agreement, a “change in control” of the Company (as defined in such agreement), except to the extent the Committee, in its sole discretion, finds that such forfeiture might not be in the best interests of the Company and, therefore, waives all or part of the application of this provision to the restricted preferred stock held by such recipient.  Certificates for restricted preferred stock shall be registered in the name of the recipient but shall be imprinted with the appropriate legend and returned to the Company by the recipient, together with a preferred stock power endorsed in blank by the recipient.  The recipient shall be entitled to vote shares of restricted preferred stock and shall be entitled to all dividends paid thereon, except that dividends paid in Common Stock or other property shall also be subject to the same restrictions.

(B)  Restricted preferred stock shall become free of the foregoing restrictions upon expiration of the applicable Restriction Period and the Company shall then deliver to the recipient Common Stock certificates evidencing such stock.  Restricted preferred stock and any Common Stock received upon the expiration of the restriction period shall be subject to such other transfer restrictions and/or legend requirements as are specified in the applicable agreement.

(v)  No Participant shall have any rights as a stockholder with respect to shares covered by an preferred stock until the preferred stock is converted as provided in clause (b)(iii) above.

(vi)  Except as hereinbefore expressly provided, (i) the issuance by the Company of shares of stock or any class of securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the conversion of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, (ii) the payment of a dividend in property other than Common Stock or (iii) the occurrence of any similar transaction, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to preferred stock theretofore granted, unless the Committee shall determine, in its sole discretion, that an adjustment is necessary to provide equitable treatment to Participant.  Notwithstanding anything to the contrary contained in the Plan, the Committee may, in its sole discretion, accelerate the time at which any preferred stock may be converted, including, but not limited to, upon the occurrence of the events specified in this Section 7(xiv).

Amendments or Termination

The Board may amend, alter or discontinue the Plan, but no amendment or alteration shall be made which would impair the rights of any Participant, without his consent, under any option, warrant or preferred stock theretofore granted.

Compliance with other Laws and Regulations

The Plan, the grant and exercise of options or warrants and grant and conversion of preferred stock thereunder, and the obligation of the Company to sell and deliver shares under such options, warrants or preferred stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required.  The Company shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of such shares under any federal or state law or issuance of any ruling or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable.

Purchase for Investment

Unless the options, warrants, shares of convertible preferred stock and shares of Common Stock covered by the Plan have been registered under the Securities Act of 1933, as amended, or the Company has determined that such registration is unnecessary, each person acquiring or exercising an option or warrant under the Plan or converting shares of preferred stock may be required by the Company to give a representation in writing that he or she is acquiring such option or warrant or such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

Tax Information

(a)  The Company may make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with any options, warrants or preferred stock granted under the Plan.

(b)  Notwithstanding the terms of Paragraph 11 (a), any Participant may pay all or any portion of the taxes required to be withheld by the Company or paid by him or her in connection with the exercise of a nonqualified option or warrant or conversion of preferred stock by electing to have the Company withhold shares of Common Stock, or by delivering previously owned shares of Common Stock, having a fair market value, determined in accordance with Paragraph 5(d)(ii), equal to the amount required to be withheld or paid.  A Participant must make the foregoing election on or before the date that the amount of tax to be withheld is determined (“Tax Date”).  All such elections are irrevocable and subject to disapproval by the Committee.  Elections by Covered Participants are subject to the following additional restrictions: (i) such election may not be made within six months of the grant of an option or warrant, provided that this limitation shall not apply in the event of death or disability, and (ii) such election must be made either six months or more prior to the Tax Date or in a Window Period.  Where the Tax Date in respect of an option or warrant is deferred until six months after exercise and the Covered Participant elects share withholding, the full amount of shares of Common Stock will be issued or transferred to him upon exercise of the option or warrant, but he or she shall be unconditionally obligated to tender back to the Company the number of shares necessary to discharge the Company’s withholding obligation or his estimated tax obligation on the Tax Date.

Replacement of Options, Warrants and Preferred Stock

The Committee from time to time may permit a Participant under the Plan to surrender for cancellation any unexercised outstanding option or warrant or unconverted Preferred stock and receive from the Company in exchange an option, warrant or preferred stock for such number of shares of Common Stock as may be designated by the Committee.  The Committee may, with the consent of the holder of any outstanding option, warrant or preferred stock, amend such option, warrant or preferred stock, including reducing the exercise price of any option or warrant to not less than the fair market value of the Common Stock at the time of the amendment, increasing the conversion ratio of any preferred stock and extending the exercise or conversion term of and warrant, option or preferred stock.

Effectiveness and Expiration of Plan

The Plan shall be effective on the date the Board adopts the Plan.  The Plan shall expire ten years after the date the Board approves the Plan and thereafter no option, warrant or preferred stock shall be granted pursuant to the Plan.

Non-Exclusivity of the Plan

Neither the adoption by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of restricted stock or stock options, warrants or preferred stock otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

Governing Law

The Plan and any agreements hereunder shall be interpreted and construed in accordance with the laws of the state of incorporation of the Company and applicable federal law.

Cashless Exercise

The Committee also may allow cashless exercises as permitted under Federal Reserve Board’s Regulation T, subject to applicable securities law restrictions or by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law.  The proceeds from such a payment shall be added to the general funds of the Company and shall be used for general corporate purposes.

REASONS FOR THE INCREASE IN AUTHORIZED SHARES

Overview

Our board of directors may authorize, without further shareholder approval, the issuance of shares of preferred stock or common stock to such persons, for such consideration, and upon such terms as the board of directors determines. Such issuance could result in a significant dilution of the voting rights and the stockholders’ equity, of then existing shareholders.

There are no present plans, understandings or agreements, and we are not engaged in any negotiations that will involve the issuance of capital stock. However, the board of directors believes it prudent to have shares of common stock and preferred stock available for such corporate purposes as the board of directors may from time to time deem necessary and advisable including, without limitation, acquisitions, the raising of additional capital and assurance of flexibility of action in the future.

Defense against hostile takeovers

The additional shares of capital stock authorized by our Nevada articles of incorporation can be used to minimize the possibility of a sudden acquisition of control of the company which has not been negotiated with and approved by our board of directors.  (See “Defenses Against Hostile Takeovers.”)

Potential dilution

If the board of directors issues an additional class of voting for less than fair value, the value of your interest in the company will be diluted.  The company has no present intention to issue any additional class of voting securities.

Change in seniority of securities

The outstanding shares of Series A preferred stock are senior to the outstanding shares of common stock and the preferred shares have priority over the common shares in liquidation.  The common stock and preferred stock vote as a single class.

VOTING SECURITIES AND OWNERSHIP

BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists the beneficial ownership of shares of our common stock by (i) all persons and groups known by the company to own beneficially more than 5% of the outstanding shares of our common stock, (ii) each director, (iii) each person who held the office of chief executive officer at any time during the year ended July 31, 2014, (iv) up to two executive officers other than the Chief Executive Officer who were serving as executive officers on July 31, 2014 and to whom the company paid more than $100,000 in compensation during the last fiscal year, (v) up to two additional persons to whom the company paid more than $100,000 during the last fiscal year but who were not serving as an executive officer on July 31, 2014 and (vi) all directors and officers as a group. None of the directors, nominees, or officers of the company owned any equity security issued by the company’s subsidiaries. Information with respect to officers, directors and their families is as of July 31, 2014, updated to March 22, 2015, and is based on the books and records of the company and information obtained from each individual. Information with respect to other stockholders is based upon the Schedule 13D or Schedule 13G filed by such stockholders with the Securities and Exchange Commission. Unless otherwise stated, the business address of each individual or group is the same as the address of the company’s principal executive office.

Name of Beneficial Owner (1)	Number of Shares Beneficially Owned	Percentage of Outstanding Common Stock Owned (2)
Bloise International Corporation San Francisco 65 East St. #35 Panama City, Panama	45,000,000	53.5%

Robert Federowicz	—	-nil-%

All directors and executive officers as a group (1) person.	—	-nil-%

(1)	All named persons own the shares beneficially and of record and have exclusive voting, investment and dispositive power.

(2)	Based on 84,041,774 shares outstanding March 22, 2015.

DIRECTOR AND EXECUTIVE COMPENSATION

The following table sets forth information concerning the annual and long-term compensation of our former Chief Executive Officer, and the most highly compensated employees and/or executive officers who served at the end of the fiscal years ended July 31, 2014 and 2013, and whose salary and bonus exceeded $100,000 for the fiscal years ended July 31, 2014 and 2013, for services rendered in all capacities to us. The listed individuals shall be hereinafter referred to as the “Named Executive Officers.”

SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation ($)	All Other Compensation ($)	Total ($)
Robert Federowicz	2014	81,667	—	—	—	—	—	—	81,667
CEO	2013	32,500	—	—	—	—	—	—	32,500

Cindy Morrissey	2013	47,500	—	—	—	—	—	—	47,500
Former CEO

(1)

Mr. Federowicz received cash compensation of $81,667 during the fiscal year ended July 31, 2014. He received no other form of compensation. Mr. Federowicz was elected CEO and President January 1, 2013. Mr. Federowicz is compensated $120,000 per year for his services. He is not covered under a written employment agreement and owns none of our capital stock.

(2)

Ms. Morrissey was elected Director and Chief Executive Officer July 9, 2012 and resigned all positions January 1, 2013. Ms. Morrissey was compensated $120,000 per year for her services. She was not covered under a written employment agreement.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Section 16(a) of the Exchange Act, as amended, requires our executive officers, directors and persons who beneficially own more than 10% of our common stock to file reports of their beneficial ownership and changes in ownership (Forms 3, 4 and 5, and any amendment thereto) with the SEC. Executive officers, directors, and greater-than-ten percent holders are required to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the Forms 3 and 4 and amendments thereto furnished pursuant to Rule 16a-3(c) during its most recent fiscal year and Form 5 and amendments thereto furnished with respect to our most recent fiscal year, and any written representations to the effect that no Form 5 is required.

To the best of our knowledge, no person who, at any time during such fiscal year, was a director, officer, or beneficial owner of more than 10% of our common stock, or any other reporting person (as defined in Item 405 of Regulation S-K) (“reporting person”), other than Bloise International Corporation, failed to file on a timely basis, as disclosed in the above Forms, reports required by Section 16(a) of the Exchange Act during the most recent fiscal year or prior fiscal year: 2011.

Outstanding Equity Awards at Fiscal Year-End.

There were no outstanding equity awards at our most recent fiscal year end.

DEFENSES AGAINST HOSTILE TAKEOVERS

The following discussion summarizes the reasons for, and the operation and effects of, certain provisions in our Nevada articles of incorporation which management has identified as potentially having an anti-takeover effect.

The anti-takeover provisions of our Nevada articles of incorporation are designed to minimize the possibility of a sudden acquisition of control of the company which has not been negotiated with and approved by our board of directors. These provisions may tend to make it more difficult to remove the incumbent members of the board of directors. The provisions would not prohibit an acquisition of control of the company or a tender offer for all of our capital stock. However, to the extent these provisions successfully discourage the acquisition of control or tender offers for all or part of our capital stock without approval of the board of directors, they may have the effect of preventing an acquisition or tender offer which might be viewed by stockholders to be in their best interests.

Tender offers or other non-open market acquisitions of stock are usually made at prices above the prevailing market price. In addition, acquisitions of stock by persons attempting to acquire control through market purchases may cause the market price of the stock to reach levels which are higher than would otherwise be the case. Anti-takeover provisions may discourage such purchases, particularly those of less than all of the outstanding capital stock, and may thereby deprive stockholders of an opportunity to sell their stock at a temporarily higher price. These provisions may therefore decrease the likelihood that a tender offer will be made that adversely affects those stockholders who would desire to participate in a tender offer. These provisions may also serve to insulate incumbent management from change and to discourage not only sudden or hostile takeover attempts, but any attempts to acquire control which are not approved by the board of directors, whether or not stockholders deem such transactions to be in their best interests.

Authorized shares of capital stock

Our Nevada articles of incorporation authorize the issuance of up to 20,000,000 shares of serial preferred stock, without any action on the part of the stockholders. Shares of our serial preferred stock with voting rights could be issued and would then represent an additional class of stock required to approve any proposed acquisition. This preferred stock, together with authorized but unissued shares of common stock (the Nevada articles of incorporation authorize the issuance of up to 480,000,000 shares of common stock), could represent additional capital stock required to be purchased by an acquirer. If our board of directors determined to issue an additional class of voting preferred stock to a person opposed to a proposed acquisition, such person might be able to prevent the acquisition single-handedly.

Stockholder meetings

Nevada law provides that the annual stockholder meeting may be called by a corporation’s board of directors or by such person or persons as may be authorized by a corporation’s Nevada articles of incorporation or bylaws. Our Nevada articles of incorporation provide that annual stockholder meetings may be called only by our board of directors or a duly designated committee of the board. Although we believe that this provision will discourage stockholder attempts to disrupt our business between annual meetings, its effect may be to deter hostile takeovers by making it more difficult for a person or entity to obtain immediate control of our company

Classified board of directors

Our Nevada articles of incorporation provide that the board of directors is to be divided into three classes which shall be as nearly equal in number as possible. The directors in each class serve for terms of three years, with the terms of one class expiring each year. Each class currently consists of approximately one-third of the number of directors. Each director will serve until his successor is elected and qualified. A classified board of directors could make it more difficult for stockholders, including those holding a majority of our outstanding stock, to force an immediate change in the composition of a majority of the board of directors. Since the terms of only one-third of the incumbent directors expire each year, it requires at least two annual elections for the stockholders to change a majority, whereas a majority of a non-classified board may be changed in one year. The provision for a staggered board of directors affects every election of directors and is not triggered by the occurrence of a particular event such as a hostile takeover. Thus a staggered board of directors makes it more difficult for stockholders to change the majority of directors even when the reason for the change would be unrelated to a takeover.

Removal of directors

Florida law requires the vote of a majority of the outstanding shares entitled to vote for the election of directors to remove directors. Nevada law provides that any or all directors may be removed only by the vote of two-thirds of the voting interests entitled to vote for the election of directors. The reincorporation may make it more difficult for the Nevada stockholders to remove a member of the board of directors because it increases the number of shares that must be voted for removal.

Restriction of maximum number of directors and filling vacancies on the board of directors

Nevada law requires that the board of directors of a corporation consist of one or more members and that the number of directors shall be set by or in the manner described in the corporation’s Nevada articles of incorporation or bylaws. Our Nevada articles of incorporation provides that the number of directors (exclusive of directors, if any, to be elected by the holders of preferred stock) shall not be less than one or more than 15, as shall be provided from time to time in accordance with the bylaws. The power to determine the number of directors within these numerical limitations is vested in the board of directors and requires the concurrence of at least two-thirds of the entire board of directors. The effect of such provisions may be to prevent a person or entity from quickly acquiring control of the company through an increase in the number of the directors and election of nominees to fill the newly created vacancies.

Advance notice requirements for nomination of directors and proposal of new business at annual stockholder meetings

Our Nevada articles of incorporation provide that any stockholder desiring to make a nomination for the election of directors or a proposal for new business at a stockholder meeting must submit written notice not less than 30 or more than 60 days in advance of the meeting. This advance notice requirement may give management time to solicit its own proxies in an attempt to defeat any dissident slate of nominations. Similarly, adequate advance notice of stockholder proposals will give management time to study such proposals and to determine whether to recommend to the stockholders that such proposals be adopted. In certain instances, such provisions could make it more difficult to oppose management’s nominees or proposals, even if the stockholders believe such nominees or proposals are in their interests. These provisions may tend to discourage persons from bringing up matters disclosed in the proxy materials furnished to the stockholders and could inhibit the ability of stockholders to bring up new business in response to recent developments.

RIGHTS OF DISSENTING SHAREHOLDERS

Any Company stockholder is entitled to be paid the fair value of its shares in accordance with Sections 607.1301-607.1333 of the Florida Business Corporation Act (“Florida Law”) if the stockholder dissents to the reincorporation or any of the actions resulting from or in connection with the reincorporation, including the exchange ratio of the Company common stock or preferred stock for Nevada common stock.  A brief summary of the provisions of Florida Law Sections 607.1301-607.1333 is set forth below and the complete text of said Sections is attached as Exhibit D.

Because the reincorporation has been approved by the required vote of the Company’s stockholders effective twenty days from the mailing of this Information Statement, each holder of shares of the Company Common Stock who asserts dissenters’ rights and who follows the procedures set forth in Sections 607.1301-607.1333 of Florida Law, will be entitled to have his or her shares of the Company Common Stock purchased by the Company for cash at their fair market value.  The fair market value of shares of the Company Common Stock will be determined as of the day before the first announcement of the terms of the reincorporation, excluding any appreciation or depreciation in consequence of the reincorporation.

A holder who wishes to exercise dissenters’ rights should deliver his or her written demand to the Company’s transfer agent, Island Stock Transfer Company, Roosevelt Office Center, 15500 Roosevelt Boulevard, Suite 301, Clearwater, Florida 33760 with a copy (which shall not constitute notice) to Robert L. Sonfield, Jr., Esq., Sonfield & Sonfield, 2500 Wilcrest Drive, Suite 300, Houston, Texas 77042, on or before 20 days after the date of mailing of this Information Statement.  The demand will be sufficient if it reasonably informs the Company of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares.  Any stockholder who does not follow the foregoing is not entitled to payment for his shares under Florida Law.

In accordance with the regulations promulgated under the Exchange Act, the authorization of the reincorporation will not become effective until twenty days after the Company has mailed this Information Statement to the stockholders of the Company.

Within 120 days after the effective date of the reincorporation, any stockholder who has complied with Sections 607.1301-607.1333 and who is otherwise entitled to appraisal rights, may file a petition in the Florida Court of Chancery demanding a determination of the value of the stock of all such stockholders.  At any time within 60 days after the effective date of the reincorporation, any stockholder shall have the right to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the reincorporation.  After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the reincorporation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value.  The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct.  The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances.

The foregoing summary does not purport to provide comprehensive statements of the procedures to be followed by a dissenting stockholder who seeks payment of the fair value of his shares of the Company Common Stock.  Florida Law establishes the procedures to be followed and failure to do so may result in the loss of all dissenters’ rights.  Accordingly, each stockholder who might desire to exercise dissenters’ rights should carefully consider and comply with the provisions of these sections and consult his legal advisor.

THE COMPANY HAS RESERVED THE RIGHT TO ABANDON THE REINCORPORATION IF IT DECIDES THAT THE NUMBER OF STOCKHOLDERS EXERCISING DISSENTERS’ RIGHTS EXCEEDS AN AMOUNT IT DEEMS ACCEPTABLE IN ITS SOLE AND ABSOLUTE DISCRETION.

The discussion contained herein is qualified in its entirety by and should be read in conjunction with the form of the Agreement and Plan of Merger and the Articles of Incorporation.

COMMUNICATIONS WITH RESPECT TO DISSENTERS’ RIGHTS SHOULD BE ADDRESSED TO THE COMPANY’S TRANSFER AGENT, ISLAND STOCK TRANSFER COMPANY, ROOSEVELT OFFICE CENTER, 15500 ROOSEVELT BOULEVARD, SUITE 301, CLEARWATER, FLORIDA 33760

Upon filing a notice of election to dissent a dissenting shareholder will cease to have any of the rights of a shareholder except the right to be paid the fair value of his Company Stock pursuant to the Florida Law.  If a shareholder loses his dissenters’ rights, either by withdrawal of his demand, abandonment of the reincorporation by the Company or otherwise, he will not have the right to receive a cash payment for his Company Stock and will be reinstated to all of his rights as a shareholder as they existed at the time of the filing of his demand.

THE PROVISIONS OF FLORIDA LAW SECTIONS 607.1301-607.1333 ARE TECHNICAL AND COMPLEX.  IT IS SUGGESTED THAT ANY SHAREHOLDER WHO DESIRES TO EXERCISE RIGHTS TO DISSENT CONSULT LEGAL COUNSEL, AS FAILURE TO COMPLY STRICTLY WITH SUCH PROVISIONS MAY LEAD TO A LOSS OF DISSENTERS’ RIGHTS.

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement and the documents incorporated by reference into this Information Statement contain forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact contained in this Information Statement and the materials accompanying this Information Statement are forward-looking statements.

Frequently, but not always, forward-looking statements are identified by the use of the future tense and by words such as ‘believes,” “expects,” “anticipates,” “intends,” “will,” “may,” “could,” “would,” “projects,” “continues,” “estimates,” or similar expressions.  Forward-looking statements are not guarantees of future performance and actual results could differ materially from those indicated by the forward-looking statements.  Forward-looking statements involve known and unknown risks.

ADDITIONAL INFORMATION

Stockholder Proposals

There have been no proposals for action submitted to the company by any stockholders other than the proposals which are the subject of this Information Statement.

Distribution of the Information Statement

We will pay the costs associated with this Information Statement, including the costs of printing and mailing.  We will reimburse brokerage firms, nominees, custodians and fiduciaries for their out-of-pocket expenses for forwarding the Information Statement to beneficial owners.

Where You Can Find Additional Information

We are a reporting company and file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the Commission’s public reference rooms at 100 F Street, N.E., Washington, D.C. 20549. You can request copies of these documents by writing to the SEC and paying a fee for the copying cost. Please call the Commission at 1-800-SEC-0330 for more information about the operation of the public reference rooms. Our SEC filings are also available at the SEC’s web site at http://www.sec.gov and our website at www.aristocratgroupcorp.com. We have not incorporated by reference into this Information Statement the information contained on our website and you should not consider it to be part of this Information Statement.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the actions and amendment. Your consent to the actions is not required and is not being solicited in connection with this action. This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934, as amended.

ARISTOCRAT GROUP CORP.

DATED: March 23, 2015

EXHIBIT A

PLAN AND AGREEMENT OF MERGER

OF

ARISTOCRAT GROUP CORP.

(a Florida Corporation)

AND

ARISTOCRAT GROUP CORP.

(a Nevada Corporation)

PLAN AND AGREEMENT OF MERGER by and between ARISTOCRAT GROUP CORP., a Florida corporation (“Aristocrat Florida”), and ARISTOCRAT GROUP CORP., a Nevada corporation (“Aristocrat Nevada”).

WHEREAS, Aristocrat Florida is a business corporation of the State of Florida with its registered office therein located at 5011 South State Road 7, Suite 106 Davie, Florida 33314; and

WHEREAS, the total number of shares of stock which Aristocrat Florida has authority to issue is 250,000,000 shares of common stock, $.0001 par value per share; and

WHEREAS, Aristocrat Nevada is a business corporation of the State of Nevada with its registered office therein located at 1645 Village Center Circle, Suite 170, Las Vegas, Nevada 89134; and

WHEREAS, the total number of shares of stock which Aristocrat Nevada has authority to issue is 500,000,000, of which 480,000,000 are common stock, $.001 par value per share, and 20,000,000 are preferred stock, $.001 par value per share; and

WHEREAS, the Florida Business Corporation Act permits a merger of a business corporation of the State of Florida with and into a business corporation of another jurisdiction; and

WHEREAS, the Revised Statutes the State of Nevada permits the merger of a business corporation of another jurisdiction with and into a business corporation of the State of Nevada; and

WHEREAS, Aristocrat Florida and Aristocrat Nevada and the respective Boards of Directors thereof declare it advisable and to the advantage, welfare, and best interests of said corporations and their respective stockholders to merge Aristocrat Florida with and into Aristocrat Nevada pursuant to the provisions of the Florida General Corporation Law and pursuant to the provisions of the Revised Statutes of the State of Nevada upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and of the mutual agreement of the parties hereto hereby determine and agree as follows.

ARTICLE I

MERGER

1.1. CONSTITUENT CORPORATIONS. The name, address and jurisdiction of organization of each of the constituent corporations are set forth in the recitals above.

1.2. SURVIVING CORPORATION. Aristocrat Nevada shall be the surviving corporation. The principal place of business, Articles of Incorporation, bylaws, officers and directors of Aristocrat Nevada shall survive the merger without amendment or revision and be the principal place of business, Articles of Incorporation, bylaws, officers and directors of the surviving corporation.

1.3. MERGER. On the Effective Date (as hereinafter set forth) and subject to the terms and conditions of this Agreement, the applicable provisions of the Florida Business Corporation Act (“Florida Law”), and the applicable provisions of Title 7, Chapter 78 of the Nevada Revised Statutes (“Nevada Law”), Aristocrat Florida is merged with and into Aristocrat Nevada. The separate existence of Aristocrat Florida shall cease on and after the Effective Date.

ARTICLE II

EXCHANGE AND CONVERSION OF SHARES

2.1. CONVERSION OF CAPITAL STOCK. On the Effective Date, each 100 issued and outstanding share of the common stock, $.0001 par value per share, of Aristocrat Florida shall be converted into the right to receive one fully paid and non-assessable share of the common stock, $.001 par value per share, of Aristocrat Nevada.

2.2. FRACTIONAL SHARES. No fractional shares or script representing fractional shares shall be issued by Aristocrat Nevada as a result of the merger and no shareholder will own less than five shares. Each fractional share that would otherwise result from the merger shall be cancelled and returned to the authorized and unissued capital stock of Aristocrat Nevada and one full share of Aristocrat Nevada common stock, $.001 par value per share, shall be issued in its place. The necessary number of whole shares will be issued such that no shareholder will own less than five shares.

2.3. NO MANDATORY EXCHANGE. Pursuant to the provisions of NRS 78.250, any certificate representing shares of the common stock, $.0001 par value per share of Aristocrat Florida may be surrendered to Aristocrat Nevada for cancellation and exchanged for certificates representing shares of Aristocrat Nevada common stock, $.001 par value per share. Any stock represented by certificates that have not been so surrendered and exchanged shall be entitled to notice of and vote on any matters on which the shareholders of Aristocrat Nevada are entitled to vote and shall be entitled to receive any distributions on Aristocrat Nevada capital stock.

2.4. CANCELLATION OF EXISTING SHARES. On the Effective date, each share of the common stock, $.001 par value per share, of Aristocrat Nevada outstanding immediately prior to the merger shall be cancelled and returned to the authorized and unissued capital stock of Aristocrat Nevada.

ARTICLE III

ADDITIONAL COVENANTS AND AGREEMENTS

3.1. SUBMISSION TO SERVICE IN FLORIDA. Aristocrat Nevada agrees that it may be served with process in the State of Florida in any proceeding for enforcement of any obligation of Aristocrat Nevada arising from this merger, including any suit or other proceeding to enforce the rights of any stockholders as determined in appraisal proceedings pursuant to the provisions of 607.1321 of the Florida Business Corporation Act, and irrevocably appoints the Secretary of State of Florida as its agent to accept services of process in any such suit or proceeding.

3.2. COOPERATION. This Agreement has been approved and adopted by the stockholders of Aristocrat Florida in accordance with Florida Law. Therefore, the parties hereto agree that they will cause to be executed and filed and recorded any document or documents prescribed by Florida Law or Nevada Law, and that they will cause to be performed all necessary acts within the State of Florida and the State of Nevada and elsewhere to effectuate the merger herein provided for.

3.3. ADDITIONAL ASSURANCES. Aristocrat Florida hereby appoints the officers and directors, each acting alone, as its true and lawful attorneys in fact to do any and all acts and things, and to make, execute, deliver, file, and record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Agreement or of the merger herein provided for.

ARTICLE IV

EFFECTIVE DATE

4.1. EFFECTIVE DATE. The effective date in the State of Florida and the State of Nevada, shall be on the date of the last to occur:

•	the first day after the 20th day after the date of mailing an Information Statement in compliance with the provisions of Section 14(c) of the Securities Exchange Act of 1934;

•

the filing and acceptance of articles of merger with the Secretary of State of Florida in accordance with Florida Law or at such later time as is agreed to by the parties hereto and specified in the certificate of merger; or

•

the filing and acceptance of articles of merger with the Secretary of State of Nevada in accordance with Nevada Law or at such later time as is agreed to by the parties hereto and specified in the certificate of merger.

4.2. TERMINATION. Notwithstanding the full approval and adoption of this Agreement, the said Agreement may be terminated by either party at any time prior to the Effective Date.

4.3. AMENDMENT. Notwithstanding the full approval and adoption of this Agreement, this Agreement may be amended at any time and from time to time prior to the Effective Date except that, without the approval of the stockholders of Aristocrat Florida and the stockholders of Aristocrat Nevada, no such amendment may (a) change the rate of exchange for any shares of Aristocrat Florida or the types or amounts of consideration that will be distributed to the holders of the shares of stock of Aristocrat Florida; (b) change any term of the Articles of Incorporation of Aristocrat Nevada; or (c) adversely affect any of the rights of the stockholders of Aristocrat Florida or Aristocrat Nevada.

ARTICLE V

MISCELLANEOUS

5.1. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which may have different signatures and be signed at different times. When all parties have signed at least one counterpart, each counterpart shall be deemed complete and shall constitute the same instrument.

5.2. ENTIRE AGREEMENT. This Agreement is intended by the parties to be the final expression of their agreement with respect to the matter set forth herein and is intended to contain all of the terms of such agreement without the need to refer to other documents. There are no other understandings, written or oral, among the parties with respect to the matter set forth herein.

5.3. AMENDMENT. This Agreement may not be amended except by a written instrument signed by the parties hereto.

IN WITNESS WHEREOF, this Agreement is hereby executed upon behalf of each of the parties thereto this __ day of January, 2015.

ARISTOCRAT GROUP CORP.	ARISTOCRAT GROUP CORP.
A Florida corporation	A Nevada corporation

By: _________________________	By: _________________________
Robert Federowicz	Robert Federowicz
President and CEO	President and CEO

EXHIBIT B

ARTICLES OF INCORPORATION

ARTICLE I

NAME

The name of the Corporation is Aristocrat Group Corp. (hereinafter, the “Corporation”).

ARTICLE II

REGISTERED OFFICE AND AGENT

The name of the Corporation’s registered agent in the State of Nevada is VCorp Services, LLC, and the street address of the said registered agent where process may be served on the Corporation is 1645 Village Center Circle, Suite 170, Las Vegas, Nevada 89134.  The mailing address and the street address of the said registered agent are identical.

ARTICLE III

POWERS

The purpose for which the Corporation is organized is to transact all lawful business for which corporations may be incorporated pursuant to the laws of the State of Nevada. The Corporation shall have all the powers of a corporation organized under the Revised Statutes of the State of Nevada.

ARTICLE IV

TERM

The Corporation is to have perpetual existence.

ARTICLE V

CAPITAL STOCK

Number and Designation. The total number of shares of all classes that this Corporation shall have authority to issue shall be 500,000,000, of which 480,000,000 shall be shares of common stock, par value $0.001 per share, and 20,000,000 shall be shares of preferred stock, par value $0.001 per share. The shares may be issued by the Corporation from time to time as approved by the board of directors of the Corporation without the approval of the stockholders except as otherwise provided in this Article V or the rules of a national securities exchange if applicable. The consideration for subscriptions to, or the purchase of, the capital stock to be issued by the corporation shall be paid in such form and in such manner as the board of directors shall determine. In the absence of actual fraud in the transaction, the judgment of the directors as to the value of such consideration shall be conclusive. The capital stock so issued shall be deemed to be fully paid and nonassessable stock upon receipt by the corporation of such consideration. In the case of a stock dividend, the part of the surplus of the Corporation which is transferred to stated capital upon the issuance of shares as a stock dividend shall be deemed to be the consideration for their issuance.

A description of the different classes and series (if any) of the Corporation’s capital stock, and a statement of the relative powers, designations, preferences and rights of the shares of each class and series (if any) of capital stock, and the qualifications, limitations or restrictions thereof, are as follows:

Designated common stock. Shares of common stock not at the time designated as shares of a particular series pursuant to this Article V or any other provision of these Articles of Incorporation may be issued from time to time in one or more designated series. The board of directors may determine, in whole or in part, the preferences, voting powers, qualifications and special or relative rights or privileges of any such series before the issuance of any shares of that series. The board of directors shall determine the number of shares constituting each series of common stock and each series shall have a distinguishing designation.

Undesignated common stock. Shares of common stock not at the time designated as shares of a particular series, pursuant to this Article V or any other provision of these Articles of Incorporation may be issued from time to time without any distinctive designation. Such undesignated common stock is referred to herein as “common stock”. Except as provided in these Articles or the designation of any series or class of capital stock, the holders of the common stock shall exclusively possess all voting power.

Nevada Articles of Incorporation

Subject to the provisions of these Articles, each holder of shares of common stock shall be entitled to one vote for each share held by such holder. The term “common stock” shall mean all shares now or hereafter authorized of any class of common stock of the Corporation.

Whenever there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class or series of stock having preference over the common stock as to the payment of dividends, the full amount of dividends and sinking fund or retirement fund or other retirement payments, if any, to which such holders are respectively entitled in preference to the common stock, then dividends may be paid on the common stock, and on any class or series of stock entitled to participate therewith as to dividends, out of any assets legally available for the payment of dividends, but only when and as declared by the board of directors of the Corporation.

In the event of any liquidation, dissolution or winding up of the Corporation, after there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class having preference over the common stock in any such event, the full preferential amounts to which they are respectively entitled, the holders of the common stock and of any class or series of stock entitled to participate therewith, in whole or in part, as to distribution of assets shall be entitled, after payment or provision for payment of all debts and liabilities of the Corporation, to receive the remaining assets of the Corporation available for distribution, in cash or in kind.

Each share of undesignated common stock shall have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of common stock of the Corporation.

Serial Preferred Stock. Shares of Preferred Stock not at the time designated as shares of a particular series pursuant to this Article V or any other provision of these Articles of Incorporation may be issued from time to time in one or more additional series. The board of directors may determine, in whole or in part, the preferences, voting powers, qualifications and special or relative rights or privileges of any such series before the issuance of any shares of that series. The board of directors shall determine the number of shares constituting each series of Preferred Stock and each series shall have a distinguishing designation. Each share of each series of serial preferred stock shall have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of the Corporation of the same series, except the times from which dividends on shares which may be issued from time to time of any such series may begin to accrue.

Series E Preferred Stock.  There shall be a series of Preferred Stock designated as “Series E Preferred Stock,” par value $.001 per share, and the number of shares constituting such series shall be 1,000,000.  Such series is referred to herein as the “Series E Preferred Stock.”

(a) Stated Capital.  The amount to be represented in stated capital at all times for each share of Series E Preferred Stock shall be $.001.

(b) Rank.  All shares of Series E Preferred Stock shall rank subordinate and junior to all of the Corporation’s common stock, par value $.001 per share, and preferred stock, par value $.001 per share, now or hereafter issued, as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

(c) Dividends.  No dividend shall be declared or paid on the Series E Preferred Stock.

(d) No Liquidation Participation.  In the event of any voluntary or involuntary liquidation, dissolution, or winding-up of the Corporation, the holders of shares of Series E Preferred Stock shall not be entitled to participate in the distribution of the assets of the Corporation.  A liquidation, dissolution, or winding-up of the Corporation, as such terms are used in this Article (V) shall not be deemed to be occasioned by or to include any merger of the Corporation with or into one or more corporations or other entities, any acquisition or exchange of the outstanding shares of one or more classes or series of the Corporation, or any sale, lease, exchange, or other disposition of all or a part of the assets of the Corporation.

(e) Right to Action by Vote or Consent.  Except as otherwise required by law, the shares of outstanding Series E Preferred Stock shall have the right to take action by written consent or vote based on the number of votes equal to twice the number of votes of all outstanding shares of capital stock such that the holders of outstanding shares of Series E Preferred Stock shall always constitute sixty-six and two thirds (66 2/3rds) of the voting rights of the Corporation.  The 66 2/3rds voting rights may be exercised by vote or written consent based on the will of a majority of the holders of Series E Preferred Stock.  Except as otherwise required by law or by the Articles of Incorporation of which this designation is a part, the holders of shares of common stock and Series E Preferred Stock shall vote together and not as separate classes.

Nevada Articles of Incorporation

(f) No Redemption.  The shares of Series E Preferred Stock are not redeemable.

(g) Preemptive Rights.  The Series E Preferred Stock is not entitled to any preemptive or subscription rights in respect of any securities of the Corporation.

ARTICLE VI

PREEMPTIVE RIGHTS

No holder of any of the shares of any class or series of stock or of options, warrants or other rights to purchase shares of any class or series of stock or of other securities of the Corporation shall have any preemptive right to purchase or subscribe for any unissued stock of any class or series, or any unissued bonds, certificates of indebtedness, debentures or other securities convertible into or exchangeable for stock or carrying any right to purchase stock may be issued pursuant to resolution of the board of directors of the Corporation to such persons, firms, corporations or associations, whether or not holders thereof, and upon such terms as may be deemed advisable by the board of directors in the exercise of its sole discretion.

ARTICLE VII

DIRECTORS

(a) Number; Vacancies. The number of directors of the Corporation shall be such number, not less than one nor more than 15 (exclusive of directors, if any, to be elected by holders of preferred stock of the Corporation), as shall be provided from time to time in a resolution adopted by the board of directors, provided that no decrease in the number of directors shall have the effect of shortening the term of any incumbent director, and provided further that no action shall be taken to decrease or increase the number of directors from time to time unless at least two-thirds of the directors then in office shall concur in said action. Exclusive of directors, if any, elected by holders of preferred stock, vacancies in the board of directors of the Corporation, however caused, and newly created directorships shall be filled by a vote of two-thirds of the directors then in office, whether or not a quorum, and any director so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of the class to which the director has been chosen expires and when the director’s successor is elected and qualified. The board of directors shall be classified in accordance with the provisions of Section (b) of this Article VII.

(b) Classified Board. The board of directors of the Corporation (other than directors which may be elected by the holders of preferred stock) shall be divided into three classes of directors which shall be designated Class I, Class II and Class III. Such classes shall be as nearly equal in number as the then total number of directors constituting the entire board of directors shall permit, exclusive of directors, if any, elected by holders of preferred stock, with the terms of office of all members of one class expiring each year. Should the number of directors not be equally divisible by three, the excess director or directors shall be assigned to Classes I or II as follows: (1) if there shall be an excess of one directorship over the number equally divisible by three, such extra directorship shall be classified in Class I; and (2) if there be an excess of two directorships over a number equally divisible by three, one shall be classified in Class I and the other in Class II. At the first meeting of the board of directors of the Corporation, directors of Class I shall be elected to hold office for a term expiring at the first annual meeting of stockholders, directors of Class II shall be elected to hold office for a term expiring at the second succeeding annual meeting of stockholders and directors of Class III shall be elected to hold office for a term expiring at the third succeeding annual meeting thereafter. Thereafter, at each succeeding annual meeting, directors of each class shall be elected for three-year terms. Notwithstanding the foregoing, the director whose term shall expire at any annual meeting shall continue to serve until such time as his successor shall have been duly elected and shall have qualified unless his position on the board of directors shall have been abolished by action taken to reduce the size of the board of directors prior to said meeting.

(c) Increase and Reduction in Number of Directors. Should the number of directors of the Corporation be reduced, the directorship(s) eliminated shall be allocated among classes as appropriate so that the number of directors in each class is as specified in the position(s) to be abolished. Notwithstanding the foregoing, no decrease in the number of directors shall have the effect of shortening the term of any incumbent director. Should the number of directors of the Corporation be increased, other than directors which may be elected by the holders of preferred stock, the additional directorships shall be allocated among classes as appropriate so that the number of directors in each class is as specified in the immediately preceding paragraph.

Nevada Articles of Incorporation

(d) Directors Elected by Preferred Stockholders. Whenever the holders of any one or more series of preferred stock of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the board of directors shall include said directors so elected in addition to the number of directors fixed as provided in this Article VII. Notwithstanding the foregoing, and except as otherwise may be required by law, whenever the holders of any one or more series of preferred stock of the Corporation elect one or more directors of the Corporation, the terms of the director or directors elected by such holders shall expire at the next succeeding annual meeting of stockholders.

(e) Removal of Directors. Notwithstanding any other provision of these Articles or the bylaws of the Corporation, any director or all the directors of a single class (including the entire board of directors) of the Corporation may be removed, at any time, but only by the affirmative vote or consent of the holders of at least 2/3ds of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class). Notwithstanding the foregoing, whenever the holders of any one or more series of preferred stock of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the preceding provisions of this Article VII shall not apply with respect to the director or directors elected by such holders of preferred stock.

(f) Additional Authority of Directors. In furtherance, but not in limitation of the powers conferred by statute, the board of directors is expressly authorized to do the following:

(i) Designate one (1) or more committees, each committee to consist of one or more of the directors of the Corporation and such number of natural persons who are not directors as the board of directors shall designate, which to the extent provided in the Resolution, or in the by-laws of the Corporation, shall have and may exercise the powers of the board of directors in the management of the business and affairs of the Corporation.

(ii)As provided by Nevada Revised Statutes 78.140, without repeating the section in full here, the same is adopted and no contract or other transaction between this Corporation and any of its officers, agents or directors shall be deemed void or voidable solely for that reason. The balance of the provisions of the code section cited, as it now exists, allowing such transactions, is hereby incorporated into this Article as though more fully set forth, and such Article shall be read and interpreted to provide the greatest latitude in its application.

(iii) As provided by Nevada Revised Statutes 78.207, without repeating the section in full here, the board of directors shall have the authority to change the number of shares of any class or series, if any, of authorized stock by increasing or decreasing the number of authorized shares of the class or Series and correspondingly increasing or decreasing the number of issued and outstanding shares of the same class or series held by each stockholder of record at the effective date and time of the change by a resolution adopted by the board of directors, without obtaining the approval of the stockholders.

(iv) If a proposed increase or decrease in the number of issued and outstanding shares of any class or series would adversely alter or change any preference or any relative or other right given to any other class or series of outstanding shares, then the decrease must be approved by the vote, in addition to any vote required, of the holders of shares representing a majority of the voting power of each class or series whose preference or rights are adversely affected by the increase or decrease, regardless of limitations or restrictions on the voting power thereof. The increase or decrease does not have to be approved by the vote of the holders of shares representing a majority of the voting power in each class or series whose preference or rights are not adversely affected by the increase or decrease.

(v) Have the sole authority to call annual or special meetings of the stockholders or delegate a committee of the board of directors the power to call special meetings by the board of directors.

(vi) Change the name of the Corporation at any time and from time to time to any name authorized by Nevada Revised Statutes 78.039.

ARTICLE VIII

VOTING

(a) Cumulative Voting. Except for the right, if any, of holders of shares of preferred stock then outstanding to cumulate votes expressly set forth in the resolution, resolutions or designation providing for the issuance of such shares, cumulative voting is not permitted with respect to the election of directors.

Nevada Articles of Incorporation

(b) Stockholder Proposals. Any stockholder desiring to make a nomination for the election of directors or a proposal for new business at a stockholder meeting must submit written notice not less than 30 or more than 60 days in advance of the meeting: provided, however, that if less than forty days’ notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the secretary of the company not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders.

ARTICLE IX

INDEMNIFICATION

Any person who was or is a party or was or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (whether or not by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, incorporator, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, incorporator, employee, partner, trustee, or agent of another corporation, partnership, joint venture, trust, or other enterprise (including an employee benefit plan), shall be entitled to be indemnified by the Corporation to the full extent then permitted by law against expenses (including counsel fees and disbursements), judgments, fines (including excise taxes assessed on a person with respect to an employee benefit plan), and amounts paid in settlement incurred by him in connection with such action, suit, or proceeding and, if so requested, the Corporation shall advance (within two business days of such request) any and all such expenses to the person indemnified; provided, however, that (i) the foregoing obligation of the Corporation shall not apply to a claim that was commenced by the person indemnified without the prior approval of the Board of Directors. Such right of indemnification shall inure whether or not the claim asserted is based on matters which antedate the adoption of this Article IX. Such right of indemnification shall continue as to a person who has ceased to be a director, officer, incorporator, employee, partner, trustee, or agent and shall inure to the benefit of the heirs and personal representatives of such a person. The indemnification provided by this Article IX shall not be deemed exclusive of any other rights which may be provided now or in the future under any provision currently in effect or hereafter adopted of the bylaws, by any agreement, by vote of stockholders, by resolution of disinterested directors, by provisions of law, or otherwise.

ARTICLE X

LIMITATIONS ON DIRECTORS’ LIABILITY

No director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, except: (a) for acts or omissions that involve intentional misconduct, fraud or a knowing violation of law; or (b) the payment of distributions in violation of Nevada Revised Statutes Section 78.300. If the Nevada Revised Statutes are amended after the date of filing of these Articles to further eliminate or limit the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Nevada Revised Statutes, as so amended. Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

ARTICLE XI

SEVERABILITY PROVISIONS

If any voting powers, preferences and relative, participating, optional and other special rights of any class or series of capital stock and qualifications, limitations and restrictions thereof is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other voting powers, preferences and relative, participating, optional and other special rights of all classes and series of capital stock and qualifications, limitations and restrictions thereof set forth in these Articles of Incorporation which can be given effect without the invalid, unlawful or unenforceable voting powers, preferences and relative, participating, optional and other special rights of any series or class of capital stock and qualifications, limitations and restrictions thereof shall, nevertheless, remain in full force and effect, and no voting powers, preferences or relative, participating, optional or other special rights of any class or series of capital stock and qualifications, limitations, and restrictions thereof set forth shall be deemed dependent upon any other such voting powers, preferences or relative, participating, optional or other special rights of any class or series of capital stock and qualifications, limitations and restrictions thereof unless so expressed herein.

Nevada Articles of Incorporation

ARTICLE XII

STATUTORY ELECTIONS

(a) The Corporation hereby elects not to be governed by, and to otherwise opt out of, the provisions of NRS 78.378 to 78.3793, inclusive, relating to acquisition of a controlling interest in the Corporation.

(b) The Corporation hereby elects not to be governed by, and to otherwise opt out of, the provisions of NRS 78.411 to 78.444, inclusive, relating to combinations with interested stockholders.

ARTICLE XIII

BYLAWS AMENDMENT

In furtherance and not in limitation of the powers conferred by statute, the board of directors of the Corporation is expressly authorized to adopt, repeal, alter, amend and rescind the bylaws of the Corporation only by a unanimous vote of the board of directors without a vote or other action by the stockholders.

Nevada Articles of Incorporation

EXHIBIT C

ARISTOCRAT GROUP CORP.

2015 OMNIBUS EQUITY INCENTIVE PLAN

1.    Purpose of this Plan

This Plan has been adopted to promote the interests of the Corporation and its stockholders by strengthening the ability of the Company to attract, motivate and retain directors, employees and others in a position to affect the financial and operational performance of the Company. This plan document replaces any and all existing Aristocrat Group Corp. stock option plans.

2.    Definitions

Wherever the following capitalized terms are used in this Plan, they shall have the meanings specified below:

(a) “Affiliate,” and correlative terms, means, with respect to any Person, (i) any other Person that directly or indirectly Controls, is Controlled by or is under common Control with such Person or (ii) any director, officer, partner or employee of such Person or any Person specified in clause (i) above.

(b) “Award” means an Option Award, a Stock Appreciation Right Award, a Restricted Stock Award, a Restricted Stock Unit Award, a Phantom Stock Award, a Performance Share Award, a Performance Unit Award, a Substitute Award, a Dividend Equivalent or other award granted under this Plan.

(c) “Award Agreement” means a written agreement or instrument evidencing an Award.

(d) “Board” means the Board of Directors of the Corporation.

(e) “Cause” means (unless otherwise defined in a Participant’s employment agreement with a Company or an Award Agreement) any of the following:

(i) the Participant’s failure or refusal, after written notice thereof and failure to cure within five (5) days thereafter, to perform specific directives from the Board or the Participant’s supervisor, as applicable, which are consistent with the scope and nature of Executive’s duties and responsibilities;

(ii) dishonesty or disloyalty of the Participant which directly or indirectly has an adverse affect on the Company;

(iii) habitual drunkenness or use of drugs which interferes with the performance of the Participant’s duties and obligations to the Company;

(iv) the Participant’s commission of any crime involving moral turpitude, fraud, defalcation or misrepresentation; or

(v) any negligent, intentional or willful conduct of the Participant which is demonstrably injurious to the Company, monetarily or otherwise.

(f) “CEO” means the Chief Executive Officer of the Corporation.

(g) A “Change in Control” shall be deemed to occur if any of the following events or circumstances that also constitutes a “change in the ownership or effective control” of the Corporation or a “change in the ownership of a substantial portion of the assets” of the Corporation, in each case, within the meaning of Section 409A of the Code and the regulations thereunder, shall occur:

(i) any “person” or “group” within the meaning of Section 13(d) or 14(d)(2) of the Exchange Act becomes the beneficial owner of 50% or more of the then outstanding Common Stock or 50% or more of the then outstanding voting securities of the Corporation;

(ii) any “person” or “group” within the meaning of Section 13(d) or 14(d)(2) of the Exchange Act acquires, by proxy or otherwise, the right to vote on any matter or question with respect to 50% or more of the then outstanding Common Stock or 50% or more of the combined voting power of the then outstanding voting securities of the Corporation;

(iii) Present Directors and New Directors cease for any reason to constitute a majority of the Board (and, for purposes of this clause (iii), “Present Directors” shall mean individuals who, at the beginning of any consecutive twenty four month period, were members of the Board and “New Directors” shall mean individuals whose election by the Board or whose nomination for election as directors by the Corporation’s stockholders was approved by at least two-thirds of the Present Directors and New Directors then in office);

(iv) the consummation of:

(A) any reorganization, restructuring, recapitalization, reincorporation, merger, consolidation or similar form of corporate transaction involving the Corporation (a “Business Combination”) unless, following such Business Combination, (1) all or substantially all of the Persons who were the beneficial owners of Common Stock and voting securities of the Corporation outstanding immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the common equity securities, and more than 50% the combined voting power of the voting securities of the entity resulting from such Business Combination (which phrase, for purposes of this clause (v), includes the Corporation, if it is such resulting entity, and an entity that, as a result of such Business Combination, owns the Corporation or all or substantially all of the consolidated assets of the Corporation either directly or through one or more subsidiaries) outstanding after such Business Combination in substantially the same proportions as their ownership of Common Stock and combined voting power of voting securities of the Corporation, respectively, outstanding immediately prior to such Business Combination, (2) no “person” or “group” within the meaning of Section 13(d) or 14(d)(2) of the Exchange Act (excluding (x) any entity resulting from such Business Combination and (y) any employee benefit plan (or related trust) of any entity resulting from such Business Combination) beneficially owns 50% or more of the common equity securities, or 50% or more of the combined voting power of the voting securities, of the entity resulting from such Business Combination outstanding after such Business Combination (except to the extent that such beneficial ownership existed prior to such Business Combination with respect to Common Stock and voting securities of the Corporation outstanding immediately prior to such Business Combination) and (3) at least a majority of the members of the board of directors (or similar governing body) of the entity resulting from such Business Combination were members of the Board at the earliest of the time of the execution of the initial agreement providing for such Business Combination, the time of the action of the Board approving such Business Combination or, if such approval is required or sought, at the time of action of the stockholders approving such Business Combination; or

(B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or a majority of the consolidated assets of the Corporation, whether held directly or indirectly through one or more subsidiaries (excluding any pledge, mortgage, grant of security interest, sale-leaseback or similar transaction, but including any foreclosure sale).

Notwithstanding anything contained herein to the contrary, a “Change in Control” shall not be deemed to have occurred:

(w) by reason of implementation of this Plan or any amendment hereto;

(x) pursuant to the preceding clause (i) or (ii) solely because 50% or more of the then outstanding Common Stock or the then outstanding voting securities of the Corporation is or becomes beneficially owned or is or becomes directly or indirectly held or acquired by one or more employee benefit plans (or related trusts) maintained by the Company.

For purposes of this definition, references to “beneficial owner” and correlative phrases shall have the same meanings as set forth in Rule 13d-3 under the Exchange Act (except that ownership by underwriters (including when acting as initial purchasers in a private offering) solely for purposes of a distribution or offering shall not be deemed to be “beneficial ownership”), references to “affiliate” and “associates” shall have the same meanings as set forth under the Exchange Act and references to the Exchange Act shall mean the Exchange Act as in effect on January 31, 2011.

(h) “Code” means the Internal Revenue Code of 1986, as amended, and the rules, regulations and official guidance thereunder.

(i) “Committee” means the Board or a committee designated by the Board.

(j) “Common Stock” means the common stock, par value $0.001 per share, of the Corporation or such other securities of the Corporation as may be substituted therefor pursuant to the provisions hereof.

(k) “Company” means the Corporation, the Subsidiaries and its and their controlled Affiliates, individually or collectively as may be appropriate in the applicable circumstances.

(l) “Consultant” means a consultant, advisor, representative, agent or other independent contractor who performs services (other than as an Employee) for the Company.

(m) “Control,” and correlative words, with respect to any Person, mean the ability of another Person to control or direct the management, actions or policies of such Person, whether by ownership of voting securities, by contract or otherwise.

(n) “Corporate Event” has the meaning set forth in Section 3.3.

(o) “Corporation” means Aristocrat Group Corp. and such successor as may be substituted therefor pursuant to the provisions hereof.

(p) “Detrimental Conduct” means activities which have been, are or would reasonably be expected to be detrimental to the interests of the Company, as determined in the sole and good faith judgment of the Board. Such activities include unlawful conduct under securities, antitrust, tax or other laws, improper disclosure or use of confidential or proprietary information or trade secrets, competition with or improper taking of a corporate opportunity of any business of the Company, failure to cooperate in any investigation or legal proceeding, or misappropriation of property.

(q) “Disability,” unless otherwise provided in the applicable Award Agreement, means a Participant is (i) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the service provider’s employer, in each case, as determined in accordance with rules established by the Committee and in compliance with Section 409A.

(r) “Dividend Equivalent” means an amount equal to cash dividends and distributions that are payable during the period beginning on the day after the Grant Date and ending on the Exercise Date in respect of the applicable Award.

(s) “Effective Date” means the date of adoption of this Plan by the Board.

(t) “Eligible Person” means any Employee and, in the case of Awards other than Incentive Stock Option Awards, (i) any Consultant who is specifically identified by the Committee and (ii) any Non-Employee Director.

(u) “Employee” means any Person who is employed by the Company.

(v) “Exchange Act” means, except as otherwise provided in Section 2(g), the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

(w) “Exercise Date,” with respect to an Award, unless otherwise provided in the applicable Award Agreement, means (i) the date on which such Award is properly exercised, or on which an election to have such Award settled or to have payment or delivery made thereunder is properly made, by the Participant or (ii) for an Award that is not “exercisable”, the date on which payment or delivery under such Award becomes due pursuant to the terms thereof.

(x) “Exercise Price” or “Award Price,” with respect to an Award, means the exercise, base or purchase price (if any) in respect thereof.

(y) “Fair Market Value” of a share of Common Stock as of any date means:

(i) the closing sale price on such date or, if there are no trades on such date, the mean between the closing bid and asked prices on such date, as reported by the principal exchange or market on which the Common Stock is Publicly Traded (or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or another customary financial reporting service); or

(ii) if the Common Stock is not Publicly Traded or, if it is Publicly Traded but the sales prices or bid and asked prices are not so reported, the fair market value as determined by the Committee in accordance with Section 409A.

(z) “Grant Date” means the date specified by the Committee on which a grant of an Award to a Participant shall become effective, which shall not be earlier than the date on which the Committee takes action with respect thereto.

(aa) “Incentive Stock Option” means an option to purchase Shares granted pursuant to Section 6, which is intended to qualify and in fact qualifies as an incentive stock option under Sections 421 and 422 of the Code.

(bb) “Non-Employee Director” means a member of the Board, or a member of the board of directors of a Subsidiary, who is not an Employee.

(cc) “Non-Qualified Stock Option” means an option to purchase Shares granted pursuant to Section 6, which is not an Incentive Stock Option.

(dd) “Option” means an Incentive Stock Option or a Non-Qualified Stock Option.

(ee) “Option Award” means an Award of an Incentive Stock Option or a Non-Qualified Stock Option.

(ff) “Participant” means any Eligible Person who holds an outstanding Award.

(gg) “Performance Goal” means, for a Performance Period, a performance goal established by the Committee for such Performance Period based on Performance Measures selected by the Committee.

(hh) “Performance Measures” means one or more performance criteria, which may be applied with respect to an individual Participant, the Corporation, any Subsidiary, the Company or any division, line of business or functional or business unit and which may be measured on an absolute, adjusted or relative basis, including: stock price; earnings or earnings per share; stockholder return; return on capital, investment or stockholders’ equity; cash flow or throughput; EBIT or EBITDA; return on assets employed; gross margin; operating profit; working capital; market share; net worth; inventory turnover; completion of significant projects or implementation of significant new processes; and achievement of strategic milestones. For Awards which are Section 162(m) Awards, “Performance Measures” means those that satisfy the requirements of and are adopted as required by Section 162(m). For Awards which are not Section 162(m) Awards, “Performance Measures” means those prescribed by the Committee.

(ii) “Performance Period” means a period established by the Committee at the time any Performance Share or Performance Unit Award is granted or at any time thereafter (for any Section 162(m) Award, within the period permitted under Section 162(m)) during which any Performance Measures with respect to such Award are to be achieved.

(jj) “Performance Share Award” means an Award granted pursuant to Section 10, representing the unfunded and unsecured right to receive Shares contingent upon the achievement of one or more Performance Measures.

(kk) “Performance Unit Award” means an Award granted pursuant to Section 10, representing the unfunded and unsecured right to receive one or more units, denominated in Shares or cash or a combination thereof, contingent upon achieving one or more Performance Measures.

(ll) “Permitted Transferee”, with respect to a Participant, means a member (including by reason of adoption) of such Participant’s immediate family, which shall include the grandparents, parents, aunts, uncles, nieces, nephews, spouse, siblings, children and grandchildren and lineal descendants (“Family Members”) thereof, and any estate, trust, corporation, limited liability company or partnership, 90% of the voting ownership and beneficial interests in which are held by or for such persons and such other person as the Committee may authorize.

(mm) “Person” means an individual, a partnership, a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

(nn) “Phantom Stock Award” means an Award granted pursuant to Section 9, representing the unfunded and unsecured right to receive cash in an amount equal to the Fair Market Value of Shares.

(oo) “Plan” means this Aristocrat Group Corp. 2015 Omnibus Equity Incentive Plan.

(pp) “Publicly Traded” means that the Common Stock is then listed or authorized for quotation on an established national or regional securities market such as the over-the-counter bulletin board or the OTC Market.

(qq) “Restricted Stock Award” means an Award granted pursuant to Section 8, representing the unfunded and unsecured right to receive a Share Plan.

(rr) “Restricted Stock Unit Award” means an Award granted pursuant to Section 9, representing the unfunded and unsecured right to receive one or more units, denominated in Shares.

(ss) “Section 162(m)” means Section 162(m) of the Code and the rules, regulations and official guidance issued thereunder.

(tt) “Section 162(m) Award” means any Award that is intended to qualify and in fact qualifies for the performance-based compensation exemption to the application of the $1 million deduction limit under Section 162(m).

(uu) “Section 409A” means Section 409A of the Code and the rules, regulations and official guidance issued thereunder.

(vv) “Share” means a share of Common Stock.

(ww) “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

(xx) “Separation from Service” means a “separation from service” within the meaning of Section 409A.

(yy) “Specified Employee” means an Employee treated as a “specified employee” as of his or her “Separation from Service” under Section 409A(a)(2)(B)(i) of the Code.

(zz) “Stock Appreciation Right Award” or “SAR Award” means an Award granted pursuant to Section 7, representing the unfunded and unsecured right to receive Shares with a Fair Market Value equal to the excess (if any) specified in Section 7.

(aaa) “Subsidiary” means a Person that is Controlled, directly or indirectly, by the Corporation; provided , however , that, with respect to Incentive Stock Options, the term “Subsidiary” shall include only a Person that qualifies under Section 424(f) of the Code as a “subsidiary corporation” with respect to the Corporation.

(bbb) “Substitute Award” means an Award granted pursuant to Section 3.2 solely in connection with the assumption of, or in substitution for, outstanding awards previously granted by a Person acquired by the Company or with which the Company merges or combines.

(ccc) “Transfer,” and correlative words, means, with respect to any Award, the gift, sale, assignment, transfer, pledge, hypothecation or other disposition (whether for or without consideration and whether voluntary, involuntary or by operation of law) of such Award or any interest therein.

3.    Shares Subject to this Plan; Stockholder Approval

3.1 Number of Shares. Subject to Sections 3.2 and 3.3, the number of Shares that may be delivered under this Plan is 10,000,000 Shares. The Shares delivered under this Plan may consist of authorized but unissued Shares, treasury Shares or issued Shares that have been reacquired by the Company on the open market or otherwise. All Awards under this Plan, other than Dividend Equivalents, shall be expressed in reference to a number of Shares. The individual limits described in this Plan shall apply without regard to whether the Awards are to be settled by the issuance or transfer of Shares or in cash. Notwithstanding anything contained herein to the contrary, in no event shall the number of Shares subject to Awards granted to any one Participant during any one calendar year exceed the number of Shares that may be delivered under the Plan.

3.2 Calculation of Shares. To the extent that any Award is terminated, forfeited or cancelled or expires or is otherwise surrendered or returned to the Company, in each case prior to delivery of Shares thereunder, or is paid or settled in cash, the underlying Shares will no longer be charged against the number set forth in Section 3.1 (until they become subject to another Award) and may again be made subject to Awards under this Plan. For purposes of calculating the number of Shares used and available for use under this Plan, (i) only Shares underlying Awards that have been or, by their terms, may be settled by delivery of Shares shall be charged against such number, (ii) Awards in respect of which payment of cash is made in lieu of delivery of Shares shall be deemed to have been terminated prior to the delivery of Shares thereunder, (iii) Shares deliverable or delivered under Substitute Awards shall not be charged against such number and (iv) upon the payment of any Exercise Price or satisfaction of tax withholding obligations under this Plan in respect of an Award by the Transfer or relinquishment of Shares, only the number of Shares actually delivered by the Corporation, less the number of Shares so Transferred or relinquished, shall be charged against such number.

3.3 Adjustments. If any reincorporation, recapitalization, reorganization, reclassification, stock dividend, stock split, reverse stock split or other change in the capital stock of the Corporation shall occur or any acquisition, divestiture, asset sale, merger, consolidation, share exchange, spin-off, split-up or other business combination or corporate transaction or event (such as an unusual and material impairment, judgment, settlement, change in accounting principles, change in tax or other laws, rules or regulations, change in fiscal year, or gain or loss) involving the Corporation shall occur or any dividend or distribution (other than a cash dividend that is ordinary in nature and amount) shall be declared or made with respect to the Common Stock (each, a “Corporate Event”), the Committee shall, in the manner and to the extent that it deems appropriate and equitable, cause an adjustment to be made in: (i) the maximum number and kind of securities subject to this Plan; (ii) the number, kind and amount of securities, rights and cash subject to some or all then outstanding Awards and/or the Plan; (iii) the Exercise Price of some or all then outstanding Awards; and (iv) the other terms of this Plan and some or all then outstanding Awards (including, if the Common Stock is Publicly Traded, Performance Goals, Performance Periods and Performance Measures, to the extent permitted under Section 162(m)); provided , however , that, in the case of Incentive Stock Options and, if the Common Stock is Publicly Traded, Section 162(m) Awards, such adjustments shall be made in a manner consistent with the applicable requirements of Sections 424 and, if applicable, 162(m) of the Code; provided further , however , that, in the case of Options intended to not provide for the deferral of compensation within the meaning of Section 409A, such adjustment shall be made in a manner consistent with the applicable requirements of Section 409A. Such adjustment shall be conclusive and binding for all purposes. Immediately upon the grant of any Award, the number of Shares that may be issued or optioned under the Plan will be increased. The number of Shares of such increase shall be an amount such that immediately after such increase the total number of Shares issuable under the Plan and reserved for issuance upon exercise of outstanding options, warrants or conversion of shares of preferred stock will equal 10% of the total number of issued and outstanding Shares. Such increase in the number of Shares subject to the Plan shall occur without the necessity of any further corporate action of any kind or character.

3.4 Notices. The Corporation shall use reasonable efforts to inform Participants of the record date, if any, for any Corporate Event sufficiently in advance to enable them to exercise vested Awards or, if otherwise permitted by the terms thereof then in effect, unvested Awards prior to such record date and of any adjustments pursuant to Section 3.3; provided , however , that neither the Company nor any director, officer, employee, agent, consultant or representative of the Company shall be liable for failure to do so and the failure to do so shall not affect the authorization, validity, enforceability or consummation of any Corporate Event.

3.5 Stockholder Approval.(a) For purposes of making Awards of Incentive Stock Options, this Plan must be approved by the stockholders in a manner intended to comply with Sections 422(b)(i) of the Code no later than the earlier of (i) 12 months following the Effective Date and (ii) the date an Award is first settled under the Plan.

(b) If the Common Stock is Publicly Traded, for purposes of making Awards that are intended to be Section 162(m) Awards, until such time as this Plan is approved by the stockholders in a manner intended to comply with Section 162(m), which approval may include an approval if the Common Stock is not Publicly Traded (“Initial Stockholder Approval”), any such Awards must be contingent on such stockholder approval and no such Awards may be settled prior to such stockholder approval. In addition, for purposes of making grants of Section 162(m) Awards following the expiration of the Initial Stockholder Approval, this Plan must be reapproved by the Corporation’s stockholders in accordance with the requirements of Section 162(m).

3.6 Foreign Employees. In order to facilitate the grant of Awards under this Plan to Participants who are foreign nationals, or who are employed by the Company outside of the United States, the Committee may prescribe such special terms for Awards, approve such supplements or amendments to, or alternative versions of, this Plan, as it may consider necessary or appropriate to accommodate differences in local law, rule, regulation, tax policy or custom without thereby affecting the terms of this Plan for any other purpose; provided , however , that no such supplements, amendments or alternative versions shall include any provisions that are inconsistent with the terms of this Plan, as then in effect, unless this Plan could have been supplemented or amended to eliminate such inconsistency without further approval by the stockholders under rules of any securities market or exchange on which the Shares are then listed.

4.    Administration of this Plan

4.1 Committee and Board. This Plan shall be administered by the Committee, which shall have all rights, powers and authorities necessary or appropriate in connection therewith. Neither the Company nor any member of the Committee or the Board shall be liable for any action, omission or determination made in good faith with respect to this Plan or any Award, including any failure of an Award to qualify as a Section 162(m) Award or an Incentive Stock Option Award or meet the requirements for exemption from or compliance with Section 409A. Except to the extent prohibited by applicable laws, rules or regulations, the Committee shall have the authority to delegate administration of this Plan, in whole or in part, to third party service providers and administrators as well as Employees. Without limiting the preceding sentence, the Committee shall have the authority to delegate to the CEO, or his designee, authority to (i) administer the Plan and (ii) designate Employees to participate in a pool of Awards, the terms and conditions of which (including the number of Shares subject to Awards within the pool) shall have been specified by the Committee. Except to the extent prohibited by applicable laws, rules or regulations, the Board shall have the right, power and authority to exercise any and all rights, powers and authorities of the Committee in respect of this Plan and any Award.

4.2 Discretionary Authority. Subject only to the express limitations of this Plan, the Committee shall have authority to determine the Eligible Persons to whom, and the time or times at which, Awards are granted, the type of Awards granted, the number of Shares subject to Awards, the Award Price (if any) of Awards, the time or times at which Awards vest and become exercisable or payable, the form in which Awards become payable, the term of Awards, the procedures for exercise and settlement of Awards and all other terms and conditions of Awards. Subject only to the express limitations of this Plan, the Committee shall have sole authority to interpret this Plan and each Award, to make all factual determinations under this Plan and each Award (including determinations as to the achievement of Performance Measures), to amend this Plan or any Award Agreement to correct any defect, error or omission or to reconcile any inconsistency herein or therein, and to make all other decisions necessary or advisable for administration of this Plan. The Committee shall have the authority to prescribe, amend and rescind rules and regulations relating to this Plan and the administration thereof. The determinations of the Committee under this Plan need not be uniform and may be made selectively among Persons who receive, or are eligible to receive, Awards, whether or not such Persons are similarly situated. All interpretations, determinations, decisions and actions by the Committee may be made in the exercise of its sole discretion and shall be final and binding upon all parties.

4.3 Terms of Awards. The Committee shall establish the material terms and conditions of each Award at the time it grants such Award. Such terms and conditions may include payment of any Award Price in Shares, cash or a combination thereof (which form of payment may be either prescribed by the Committee or subject to the discretion of the Company or the Participant), Performance Measures, tandem or reload features, vesting schedules (and provisions regarding acceleration of vesting), registration provisions (including indemnification and contribution arrangements), provisions relating to withholding of taxes, Transferability provisions, forfeiture and clawback provisions, anti-dilution provisions and provisions relating to the effect of a Change in Control or Corporate Event, provisions relating to voting, dividends and distributions, and exercise provisions (including provisions relating to conditional exercises, net exercises and timing of payment of Award Prices). Each Award shall be evidenced by an Award Agreement between the Corporation and the applicable Participant that shall include such terms and conditions. An Award Agreement may, but need not be, executed or acknowledged by the applicable Participant.

4.4 Changes to Awards. Except as provided in Section 4.5 (and without otherwise limiting the authority granted hereunder to the Committee), the Committee shall have the authority, to effect, at any time and from time to time, upon the occurrence of a Change in Control or Corporate Event (i) the cancellation of any or all outstanding Awards and the grant in substitution therefor of new Awards covering the same or different numbers or kinds of securities and having an Award Price which may be the same as or different than the Award Price of the Awards being cancelled, (ii) the cancellation of any or all outstanding Awards in exchange for payment to the applicable Participants of an amount equal to the value of the underlying Shares over the Award Prices of the Awards being cancelled and (iii) the amendment of the terms and conditions of any and all outstanding Awards; provided , however , that no such action shall adversely affect the rights or benefits of a Participant under any outstanding Award without the consent of such Participant. The Committee shall have authority to accelerate the vesting, exercisability or payment of any and all outstanding Awards at any time or on the occurrence of any event or circumstance.

4.5 Section 162(m) Awards. If the Common Stock is Publicly Traded, the Committee may prescribe that an Award granted to a Participant is intended to constitute a Section 162(m) Award. To the extent applicable, any Award intended to constitute a Section 162(m) Award shall be conditioned on the achievement of one or more Performance Measures selected by the Committee. The Committee shall take such action as is required to ensure that Awards intended to constitute Section 162(m) Awards comply with Section 162(m). Notwithstanding anything contained herein to the contrary, Section 162(m) Awards shall be granted only by vote or consent of a committee or by unanimous vote or consent of the Board where at least two directors shall satisfy the requirements for an “outside director” under Section 162(m) and the grant of Section 162(m) Awards and establishment of Performance Measures shall be made during the times specified and in accordance with the terms of Section 162(m).

5.    Eligibility and Awards

All Eligible Persons are eligible to be selected by the Committee to receive an Award under this Plan. Except as otherwise agreed by the Company, no Person shall have a right to receive an Award or, having received an Award in the past, have a right to again receive an Award. The Committee is expected to consult with the CEO before granting Awards, except in cases where the Committee determines that such consultation would be inappropriate; provided , however , the authorization, validity and enforceability of any Award shall not be adversely affected due to any failure to so consult. Where appropriate in order to give effect to this Section 5 or Section 4.1, references to the Committee shall also include the CEO.

6.    Stock Option Awards

6.1 Grant of Option Awards. An Option Award may be granted to any Eligible Person selected by the Committee; provided, however , that, in addition to any other limitations required to comply with the applicable provisions of the Code, Incentive Stock Options shall be granted only to Employees. Unless otherwise designated by the Committee and complying with the applicable provisions of the Code, each Option shall be a Non-Qualified Stock Option.

6.2 Exercise Price. Except in the case of Substitute Awards, the Committee shall prescribe the exercise price per Share under each Option Award; provided , however , that the Exercise Price per Share under an Option Award shall not be less than the Fair Market Value per Share on the Grant Date.

6.3 Vesting; Term of Option Award. The Committee shall prescribe the number of Shares covered by an Option Award and the time or times at which, and the conditions upon which, each Option Award shall become vested and exercisable, if any. The Committee shall prescribe the term of each Option Award; provided , however , that no Option Award shall have a term that is longer than ten years after the applicable Grant Date.

6.4 Repricing. Notwithstanding anything contained herein to the contrary, the Committee shall not have authority, without stockholder approval, to (i) amend previously granted Option Awards to reduce the Exercise Price of such Option Awards or (ii) except pursuant to Section 3.3 or 14, cancel such Option Awards and grant replacement Awards with a lower Exercise Price than the Option Awards being cancelled.

6.5 Exercise of Option Award. Subject to such terms and conditions set forth in this Plan or as may be prescribed by the Committee, or as may be prescribed by the Corporation to comply with applicable securities and other laws, rules and regulations, an exercisable Option Award may be exercised in whole or in part at any time during the term thereof by delivery of written notice to the Corporation, together with payment of the exercise price applicable to the Shares underlying such Option Award, or the part thereof, exercised. Such exercise shall be complete upon the delivery of all of the following to the Secretary of the Corporation or his office:

(a) a written notice complying with the applicable rules established by the Board stating that the Award, or a portion thereof, is exercised. The notice shall be signed by the Participant or other Person then entitled to exercise the Award or such portion of the Award;

(b) if the Common Stock is not then Publicly Traded, such representations and documents as the Board deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act, as amended, and any other federal or state securities laws or regulations. The Board may also take whatever additional actions at any time it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

(c) if the Common Stock is not then Publicly Traded, a completed and signed Consent of Spouse in a form provided by or otherwise acceptable to the Corporation, in its sole discretion;

(d) if the Common Stock is not then Publicly Traded, completed and signed joinder to the Stockholder’s Agreement in a form provided by or otherwise acceptable to the Corporation, in its sole discretion;

(e) in the event that the Award shall be exercised by any Person or Persons other than the Participant, proof satisfactory to the Board of the authority of such Person or Persons to exercise the Award; and

(f) full cash payment to the Secretary of the Corporation for the Shares with respect to which the Award, or portion thereof, is exercised; provided , however , that the Committee may: (i) allow a delay in payment of up to thirty (30) days from the date of exercise; (ii) allow payment, in whole or in part, through the delivery of Shares already owned by the Participant, duly endorsed for Transfer to the Corporation with a Fair Market Value on the date of delivery equal to such exercise price; (iii) allow payment, in whole or in part, through the surrender of Shares then issuable upon exercise of such Award having a Fair Market Value on the date of exercise equal to such exercise price; (iv) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee; (v) if the Common Stock is then Publicly Traded, allow payment, in whole or in part, through the delivery of a notice that the Participant has placed a market sell order with a broker with respect to Shares issuable upon such exercise and that the broker has been directed to pay a portion of the net proceeds of the sale to the Corporation sufficient to satisfy such exercise price; or (vi) allow payment through any combination thereof. In the case of a promissory note, the Committee may also prescribe the form of such note and the security, if any, to be given for such note. The Award may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

6.6 Additional Rules for Incentive Stock Options.

(a) No Incentive Stock Option shall be granted to a Participant to the extent that, as a result of such grant, the Fair Market Value (determined as of the proposed Grant Date) of the Shares with respect to which “incentive stock options” under Section 422 of the Code are exercisable for the first time in any calendar year under this Plan and any other plans of the Company would exceed the maximum amount permitted under Section 422(d) of the Code. This limitation shall be applied by taking “incentive stock options” under Section 422 of the Code into account in the order in which granted. Subject to Section 3.3, the maximum number of Shares that may be made subject to Incentive Stock Options granted to any one Participant during any one calendar year shall be 5,224,082 Shares.

(b) No Incentive Stock Option Award shall provide that such Incentive Stock Option may be exercised later than three months following termination of employment of the Participant with the Company, except to the extent permitted under special rules relating to death and disability in accordance with Section 422 of the Code.

(c) Notwithstanding anything contained herein to the contrary, the terms and conditions of an Incentive Stock Option Award may contain such additional terms and conditions, not inconsistent with the terms of this Plan, as are deemed necessary or desirable by the Committee so as to cause such Incentive Stock Option to qualify as an “incentive stock option” under Section 422 of the Code; provided , however , the authorization, validity and enforceability of any Incentive Stock Option Award shall not be adversely affected due to a failure to comply with Section 422 of the Code. Such terms and conditions, together with the terms of this Plan, shall be interpreted so as to cause such Incentive Stock Option to qualify as an “incentive stock option” under Section 422 of the Code. Such terms and conditions shall include, if applicable, limitations on Incentive Stock Options granted to owners of ten percent or more of the Company. An Incentive Stock Option shall be treated as a Non-Qualified Stock Option to the extent that requirements applicable to “incentive stock options” under Section 422 of the Code shall not be satisfied, shall be nontransferable other than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the applicable Participant only by such Participant.

(d) If Shares acquired by exercise of an Incentive Stock Option are disposed within two years following the Grant Date or one year following the delivery of such Shares to the applicable Participant upon exercise thereof, such Participant must be required to, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding such disposition as the Company may request.

7.    Stock Appreciation Rights Awards

7.1 Grant of SAR Awards. An SAR Award may be granted to any Eligible Person selected by the Committee.

7.2 Base Price. The Committee shall prescribe the base price under each SAR Award; provided , however , that the base price per Share under a SAR Award shall not be less than the Fair Market Value of a Share on the Grant Date.

7.3 Vesting; Term of SAR Award. The Committee shall prescribe the number of Shares covered by SAR Award and the time or times at which, and the conditions upon which, each SAR Award shall become vested and exercisable, if any. The Committee shall prescribe the term of each SAR Award; provided , however , that no SAR Award shall have a term that is longer than ten years after the applicable Grant Date.

7.4 Exercise of SAR Award. Subject to such terms and conditions set forth in this Plan or as may be prescribed by the Committee, or set forth in this Plan or as may be prescribed by the Corporation to comply with applicable securities and other laws, rules and regulations, an SAR Award may be exercised in whole or in part at any time during the term thereof by delivery of written notice to the Corporation. Upon exercise of an SAR Award in whole or in part, the Participant shall be entitled to receive such number of Shares that have a Fair Market Value equal to the excess, if any, of (i) the Fair Market Value of the Shares underlying such SAR Award or the part thereof exercised as of the date of exercise over (ii) the base price applicable to such Shares.

7.5 Freestanding Awards. Notwithstanding anything contained herein to the contrary, no SAR Award shall be awarded in tandem with an Option Award.

8.    Restricted Stock Awards

8.1 Grant of Restricted Stock Awards. A Restricted Stock Award may be granted to any Eligible Person selected by the Committee.

8.2 Purchase Price. A Restricted Stock Award may provide for an award of Shares without requiring payment of any purchase price, or may require the Participant to pay a specified purchase price, for the Shares underlying such Restricted Stock Award. The Committee shall prescribe any such purchase price under any Restricted Stock Award.

8.3 Vesting. The Committee shall prescribe the time or times at which, and the conditions upon which, each Restricted Stock Award shall become vested, if any.

8.4 Restrictions. The Shares underlying a Restricted Stock Award may be immediately Transferable or subject to restrictions on Transfer. The Committee shall prescribe the time or times at which, and the conditions upon which, each Restricted Stock Award shall become Transferable. The Committee shall prescribe the term for satisfying any conditions to vesting or Transferability of any Restricted Stock Award; provided , however , that such term shall not be longer than seven years after the Grant Date. The Committee may prescribe that the certificates representing the Shares underlying a Restricted Stock Award shall remain in the physical custody of the Company or an agent designated by the Company until all such restrictions and conditions have been satisfied on or are waived, terminated or expired. Unless otherwise prescribed by the Committee failure to satisfy any such conditions shall result in the forfeiture (and return to the Corporation) by the Participant of the Shares underlying the applicable Restricted Stock Award and the return by the Company to the Participant of any purchase price paid by the Participant in respect thereof.

8.5 Rights as Stockholder. Subject to this Section 8 and unless otherwise prescribed by the Committee or as may be prescribed by the Corporation to comply with applicable securities and other laws, rules and regulations, the Participant will have all rights of a stockholder with respect to the Shares underlying a Restricted Stock Award, including the right to vote such Shares and, subject to such requirements as the Committee may prescribe (including requirements as to vesting, Transferability, custody and forfeiture consistent with those applicable to the underlying Shares), to receive all dividends and other distributions paid with respect to such Shares, at the same time and form as other stockholders of the Corporation receive such dividends or distributions or such other time and form as may be prescribed by the Committee.

8.6 Section 83(b) Election. The Committee may prescribe that a Restricted Stock Award is conditioned upon the applicable Participant refraining from making an election with respect to such Restricted Stock Award under Section 83(b) of the Code. Irrespective of whether a Restricted Stock Award is so conditioned, the applicable Award Agreement shall specify that, if the applicable Participant makes an election pursuant to Section 83(b) of the Code with respect to such Restricted Stock Award, such Participant shall be required to promptly file a copy of such election with the Corporation.

9.    Restricted Stock Unit Awards and Phantom Stock Awards

9.1 Grant of Restricted Stock Unit Awards and Phantom Stock Award. A Restricted Stock Unit Award or a Phantom Stock Award may be granted to any Eligible Person selected by the Committee.

9.2 Vesting. The Committee shall prescribe the time or times at which, and the conditions upon which, each Restricted Stock Unit Award and Phantom Stock Award shall become vested, if any. The Committee shall prescribe the term for satisfying any such requirements; provided , however , that such term shall not be longer than ten years after the applicable Grant Date.

9.3 Benefit Upon Vesting. Unless otherwise prescribed by the Committee upon vesting of a Restricted Stock Unit Award and Phantom Stock Award, the applicable Participant shall be entitled to receive Shares (with respect to Restricted Stock Unit Awards) or cash (with respect to Phantom Stock Awards) in an amount equal to the Fair Market Value of the Shares underlying such Phantom Stock Award on such date.

9.4 Dividends. The Compensation Committee may, in its sole discretion, prescribe that a Participant holding a Restricted Stock Unit Award or Phantom Stock Award shall have the right to receive, subject to satisfying a vesting requirement, with respect to each Share underlying such Restricted Stock Unit Award or Phantom Stock Award, payments of amounts equal to any and all dividends and distributions paid to stockholders during the term of such an Award.

10.  Performance Share Awards and Performance Unit Awards

10.1 Grant of Performance Share Awards and Performance Unit Awards. Performance Share Awards and Performance Unit Awards may be granted to any Eligible Person selected by the Committee. Performance Share Awards and Performance Unit Awards shall be based on the achievement, over a specified period, of Performance Measures as prescribed by the Committee. Performance Share Awards and Performance Unit Awards may be paid in Shares, cash or a combination thereof as prescribed by the Committee.

10.2 Designation as Qualified Performance-Based Compensation.(a) The Committee may specify which Performance Share Awards and Performance Unit Awards granted to an Employee are intended to be considered “qualified performance-based compensation” under Section 162(m), such that it would be a Section 162(m) Award. To the extent that any such Awards are intended to be a Section 162(m) Award, no such Award may be made as an alternative to another Award that is not designated as “qualified performance-based compensation” but instead must be separate and apart from all other Awards. Notwithstanding anything in this Plan to the contrary, the Committee’s obligations under Sections 10.2 through 10.4 cannot be delegated.

(b) When Performance Share Awards or Performance Unit Awards intended to be considered “qualified performance-based compensation” are granted, the Committee shall establish (i) the objective Performance Goals that must be met, (ii) the Performance Period during which performance will be measured, (iii) the maximum amounts that may be paid if the Performance Goals are met and (iv) any other conditions that the Committee deems appropriate and consistent with this Plan and the requirements of Section 162(m) for “qualified performance-based compensation.” The Committee shall establish the Performance Goals either before the beginning of the Performance Period or during a period ending no later than the earlier of (A) 90 days after the beginning of the Performance Period or (B) the date on which 25% of the Performance Period has been completed or such other date as may be required or permitted under Section 162(m). The Committee may, at any time during the first 90 days of the Performance Period (or, if shorter, the first 25% of the Performance Period, as allowed under Section 162(m)), to adjust or modify the calculation of a Performance Goal. Performance Goals must be established in a written form within the time prescribed by Section 162(m). The Performance Goals shall satisfy the requirements for “qualified performance-based compensation,” including the requirement that the achievement of the Performance Goals be substantially uncertain at the time they are established and that the Performance Goals be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the Performance Goals have been met. Except as provided in this Section 10.2(b), the Committee shall not have discretion to increase the amount of compensation that is payable upon achievement of Performance Goals.

(c) The Committee shall certify and announce the results for the Performance Period to all relevant Participants. The Committee shall determine the amount, if any, to be paid pursuant to each Award based on the achievement of the Performance Goals and the terms of each Award Agreement.

(d) The Committee may provide that Awards shall be settled, in whole or in part, in the event of the Participant’s death or Disability, a Change in Control or under other circumstances consistent with Section 162(m) and Section 409A.

10.3 Payment of Award. Unless the Committee prescribes otherwise, Performance Share Awards and Performance Unit Awards will be payable in a lump sum prior to the 15th day of the third month of the year immediately following the year in which the close of the Performance Period occurs in accordance with the applicable short-term deferral exception provisions of Section 409A or, in accordance with procedures established by the Committee and the applicable provisions of Section 409A, on a deferred basis.

11.  Substitute Awards, Dividend Equivalents and Other Awards

Substitute Awards, Dividend Equivalents and Awards other than Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Phantom Stock, Performance Share and Performance Unit Awards may be granted to any Eligible Person selected by the Committee. Such other Awards may be granted alone or in addition to any other Awards granted under this Plan and may be paid in Shares or cash as the Committee shall determine. The terms and conditions of such Awards shall be prescribed by the Committee.

12.  Requirements for Issuance of Shares

12.1 Stock Certificate. Shares issued hereunder may be evidenced in such manner as the Corporation shall deem appropriate, including book entry registration or issuance of a stock certificate or certificates.

12.2 Securities Laws. Notwithstanding anything contained in this Plan to the contrary, no Shares shall be issued or Transferred in connection with any Award unless and until all requirements under securities and other laws, rules and regulations and under the rules of any securities exchange or market on which the Common Stock is then listed shall have been complied with. The Committee shall have the right to condition any Award on the Participant’s undertaking to comply with such restrictions on his or her subsequent disposition of the Shares covered thereby as the Committee shall deem necessary or advisable.

12.3 Legends. Certificates and book entries representing Shares issued or Transferred under this Plan may be subject to such stop-transfer orders and other restrictions, and bear such other legends, as the Corporation may deem necessary or appropriate.

12.4 Registration. If the Common Stock is Publicly Traded, the Corporation shall use commercially reasonable efforts to file, at its expense, a registration statement or statements on Form S-8 (or any applicable successor Form) to register the sale, issuance, transfer or resale of the Shares subject to this Plan under the Securities Act, at such time or times as the Corporation may deem necessary or appropriate. Any issuance, transfer or resale of Shares pursuant to such registration statement or statements shall be subject to (i) the continued effectiveness or use, at the Corporation’s discretion, of such registration statement or statements and (ii) any blackout, insider trading, short-swing profits, holdback or other trading restrictions which the Corporation may impose or to which the Participant may be subject, by law, under the Corporation’s policies or otherwise. For so long as the Shares subject to this Plan are not registered for issuance by the Corporation, the Corporation shall be under no obligation to issue or deliver any Shares pursuant to an Award unless such Shares may be issued and delivered without such registration pursuant to an available exemption therefrom, the terms and conditions of such exemption shall have been fully complied with and the Corporation elects to rely thereon (which it shall be under no obligation to do).

12.5 No Company Liability. The Corporation shall have no liability to a Participant if the Fair Market Value of Shares decreases between the date on which the Participant first attempts to exercise an Award in respect thereof and the date on which the Corporation issues or delivers such Shares. In addition, the Corporation shall have no liability in respect of any Award that expires prior to exercise or settlement, or that is cancelled or otherwise forfeited, pursuant to the terms of this Plan or the applicable Award Agreement.

12.6 Indemnification. Any Participant for whom the resale of Shares is included in a registration statement or statements will indemnify the Corporation, each of its directors and officers and each Person who Controls the Corporation (other than such Participant) against all claims, losses, damages, expenses and liabilities (or actions in respect thereof) arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement or statements, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Corporation, each of its directors and officers and each Person Controlling the Corporation (other than such Participant) for all legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged statement) or omission (or alleged omission) is made in such registration statement or statements in reliance upon and in conformity with written information furnished to the Corporation by such Participant with respect to such Participant; provided , however , that the liability of any such Participant under this Section 12.4 shall be limited to the amount of proceeds received by such Participant in the resale giving rise to such liability.

13.  Delivery of Cash and Shares and Restrictions on Transfer of Shares

13.1 Delivery of Shares. Except as may otherwise be determined by the Corporation:

(a) the Shares will be evidenced by (i) a physical certificate retained by the Secretary of the Corporation or such escrow agent as the Corporation may appoint until the Shares have vested and any note with respect to such Shares has been paid, as applicable, or (ii) will be delivered to the Participant in book entry form by causing the Shares to be credited to the Participant’s account at such brokerage firm as may be designated from time to time by the Corporation to assist in the administration of the Plan (the ” Broker “);

(b) when Shares are delivered in book-entry form, such delivery as well as all subsequent Transfers and other matters relating to the Shares will be subject, in addition to all other provisions hereof, to the rules and requirements imposed by the Broker and such administrative rules and requirements as may be imposed by the Corporation.

Prior to vesting and payment of any applicable loans, the Shares will be subject to stop transfer instructions given by the Corporation to the Broker and the transfer agent for the Shares. Upon vesting of any Shares, such stop transfer instructions will be terminated (except to the extent that any Shares may be subject to loans or sold to satisfy applicable withholding requirements). Upon forfeiture of any Shares, the Broker and such transfer agent will be instructed to debit such Shares from such account and return them to the Corporation. Each physical certificate and each book entry, in each case relating to Shares may include such restrictive legends in such forms as the Corporation may deem convenient, expedient, necessary or appropriate relating to the restrictions under this Plan or the applicable Award Agreement, as applicable, applicable securities, tax or other laws or applicable rules of any securities exchange or market.

13.2 Delivery of Cash. All cash payments in satisfaction of an Award (other than Dividend Equivalents) shall equal the Fair Market Value of the Shares to which the cash payment relates, determined as of the Exercise Date, and such payment shall be made within 3 business days after the Exercise Date.

13.3 Representation Regarding Acquisition of Restricted Shares. Unless and until a Form S-8 or Form S-3 has been filed with respect to the Shares, each Participant will be required to make representations regarding Shares acquired pursuant to an Award, which representations shall be set forth in the applicable Award Agreement or exercise notice and may include, without limitation, the following representations:

(a) the Participant understands, represents and agrees that the acquisition of the Shares has not been approved or disapproved by the Securities and Exchange Commission or any administrative agency charged with the administration of the securities laws of any state; that he has access to all material information and is knowledgeable about the Company, its business, opportunities, risks and uncertainties, and the material facts and circumstances relating to any investment therein; and that all documents, records and books pertaining to this investment have been made available upon reasonable notice for inspection by the Participant or his purchaser representative, counsel, accountant or business advisor;

(b) the Participant represents, warrants and confirms that he (i) is able to bear the economic risks of this investment, (ii) is able to hold this investment for an indefinite period of time, (iii) is presently able to afford a complete loss of this investment and (iv) has no need for liquidity in this investment;

(c) the Participant represents, warrants and confirms that the Shares were or will be acquired in good faith solely for his own account for investment purposes only and are not being acquired with a view to or for the resale, distribution, subdivision or fractionalization thereof;

(d) the Participant represents, warrants and confirms that he has no contract, undertaking, understanding, agreement or arrangement, formal or informal, with any Person to sell, Transfer or pledge to any Person any of the Shares or any part thereof and has no present plans to enter into any such contract, undertaking, understanding, agreement or arrangement;

(e) the Participant represents, warrants and confirms that he understands that the legal consequences of the representations and warranties set forth herein are that he must bear the economic risks of this investment for an indefinite period of time because the Shares have not been registered under the Securities Act, or the securities law of any state and, therefore, cannot be sold unless they are subsequently so registered or an exemption from such registration is available;

(f) the Participant represents, warrants and confirms that he understands that no federal or state agency has passed on or made any recommendation or endorsement of the Shares and that the Corporation is relying on the truth and accuracy of the representations and warranties and confirmations made by the Participant in offering the Shares to him without having first registered the Shares under the Securities Act and any applicable state securities laws;

(g) the Participant represents, warrants and confirms that he consents to the placement of a restrictive legend or legends on any certificate evidencing the Shares, which legend or legends may be in the following or any equivalent form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAW OF ANY STATE IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION THEREUNDER. THE SALE OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED HEREBY IS RESTRICTED THEREUNDER AND, IN ANY EVENT, IS PROHIBITED UNLESS THE CORPORATION RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO IT THAT SUCH SALE OR OTHER DISPOSITION CAN BE MADE WITHOUT REGISTRATION THEREUNDER. BY ACQUIRING THE SECURITIES REPRESENTED HEREBY, THE STOCKHOLDER REPRESENTED THAT HE HAS ACQUIRED SUCH SECURITIES FOR INVESTMENT PURPOSES ONLY, AND THE STOCKHOLDER AGREED THAT HE WOULD NOT SELL OR OTHERWISE DISPOSE OF SUCH SECURITIES WITHOUT REGISTRATION OR OTHER COMPLIANCE THEREWITH.”

AND/OR

“THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OPTIONS TO PURCHASE SUCH SHARES SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, OR HIS PREDECESSOR IN INTEREST. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE CORPORATION AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION BY THE HOLDER OF RECORD OF THE SHARES REPRESENTED BY THIS CERTIFICATE”; and

(h) the Participant represents, warrants and confirms that he (i) is or is not an “accredited investor” as defined in Rule 501(a) under the Securities Act, (ii) is not, and is not required to be, registered as a broker-dealer under the Exchange Act and (iii) is not and will not be acquiring the Shares as a result of any general solicitation or general advertisement.

13.4 Market Stand-Off Agreement. In the event of a public offering of the Corporation’s securities and upon request of the Corporation or the underwriters managing any underwritten offering of the Corporation’s securities, the Participant shall agree not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Shares (other than those included in the registration), without the prior written consent of the Corporation or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as may be requested by the Corporation or such managing underwriters.

13.5 Right of First Refusal.

(a) Subject to Section 13.9, if the Participant would like to transfer any Shares that have vested and are not subject to a note, the Participant shall give a written notice (a “Transfer Notice”) to the Corporation describing the proposed transfer, including: (i) the number of Shares to be transferred in such transfer (“Offered Shares”); (ii) the identity of the prospective transferee(s); and (iii) the consideration and other material terms and conditions upon which the proposed Transfer is to be made. The Transfer Notice shall certify that the Participant has received a bona fide offer from the prospective transferee(s) and in good faith reasonably believes a binding agreement for the transfer is obtainable on the terms set forth in the Transfer Notice. The Transfer Notice shall also include a copy of any written proposals, term sheets, letters of intent or other agreements relating to the proposed transfer.

(b) The Corporation shall have the right (but not the obligation) to purchase all or any part of the Offered Shares on the terms of the proposal described in the Transfer Notice (a “Right of First Refusal”) by delivery of a notice of exercise of the Right of First Refusal within thirty (30) days after the date on which the Transfer Notice is received by the Corporation. If the Corporation provides such notice to the Participant, then the closing of the Corporation’s purchase of the Offered Shares with respect to which it elects to exercise its Right of First Refusal shall occur no later than ninety (90) days after the Corporation’s receipt of the Transfer Notice. To the extent that the Corporation does not fully exercise its Right of First Refusal to purchase some or all of the Offered Shares within the applicable time period, the Participant may, not later than one hundred (100) days following receipt of the Transfer Notice by the Corporation, transfer the Offered Shares to the proposed transferee on the terms and conditions described in the Transfer Notice, subject to the transferee executing and delivering an agreement with the Company granting the Company a Right of First Refusal and a Call Right (as defined in this Section 13) with respect to such Shares on terms and conditions the same, in all material respects, as those set forth in this Section 13. Any proposed transfer of the Offered Shares occurring after such one hundred (100) day time period or on terms and conditions different from those described in the Transfer Notice shall again be subject to the Right of First Refusal and require compliance with the procedure described above. The Corporation may, at its option, pay the purchase price for Shares purchased in exercise of its Right of First Refusal in three (3) or fewer annual installments, the first of which shall be paid upon the closing of the purchase. Interest shall accrue on the installments at the federal short-term interest rate in effect on the first day of the month of exercise of the Right of First Refusal, to be recalculated on the first day of each month thereafter until all payments due are made.

13.6 Corporation Repurchase Right.

(a) Subject to Section 13.9 upon the termination of the Participant’s employment with the Company, the Corporation shall have the right, but not the obligation, until the first anniversary of the termination of the Participant’s employment to repurchase some or all of the Shares from the Participant, or the Participant’s successor in interest, if applicable, in one or more transactions (the “Call Right(s)”).

(b) When exercising a Call Right following a termination of the Participant’s employment by the Company or any Subsidiary for Cause or by the Participant other than due to Retirement, the Corporation shall pay, per Share purchased pursuant to the Call Right, the lesser of (i) the price paid by the Participant for such Share or (ii) the Specified Value (as defined below). When exercising a Call Right following a termination of the Participant’s death, Disability or Retirement or by the Company without Cause, the Corporation shall pay, per Share purchased pursuant to the Call Right, the Specified Value. For purposes of this Section 13, “Specified Value” shall mean [two times the trailing twelve months’ revenue of the Company determined as of the date of termination of the Participant’s employment or the date of the exercise of the Call Right, whichever is less]. Notwithstanding the foregoing, the Corporation may, at its option, pay the amount, if any, that it shall be obligated to pay under this Section 13.6(b) in three (3) or fewer annual installments, the first of which shall be paid upon the closing of the purchase. Interest shall accrue on the installments at the federal short-term interest rate in effect on the first day of the month of exercise of the Call Right, to be recalculated on the first day of each month thereafter until all payments due are made.

(c) Notwithstanding Section 13.6(a) to the contrary, the Corporation shall not be obligated to repurchase any of the Shares from the Participant, or from the estate of the Participant, and may defer such repurchase, if there exists and is continuing a default or an event of default on the part of the Corporation or under any guarantee or other agreement under which the Corporation or any of its subsidiaries has borrowed money or if such repurchase would constitute a breach of, or result in a default or an event of default on the part of the Corporation or any of its Subsidiaries under, any such guarantee or agreement, or if the repurchase would not be permitted under any applicable laws. If the Corporation is unable to purchase Shares generally in accordance with the preceding sentence, the Corporation shall pay the Participant for such Shares as soon as possible, with interest at the federal short-term interest rate in effect on the first day of the month of exercise of the Call Right, to be recalculated on the first day of each month thereafter until all payments due are made.

(d) The Corporation may exercise its Call Right(s) under this Section 13.6 by giving written notice thereof to the Participant (or his successor in interest, if applicable). Upon delivery (or promptly following delivery) of such notice(s) of exercise of a Call Right, the Corporation shall deliver to the Participant (or his successor in interest, if applicable) a calculation of the purchase price therefor determined in accordance with Section 13.6(b). The consummation of the repurchase, to the extent such repurchase would require the delivery of payment to the Participant, shall take place at the principal offices of the Corporation on the tenth (10 th ) business day following the delivery of the calculation of the purchase price (or at such other time and/or place as the Corporation and the Participant (or such successor in interest) shall agree).

13.7 Assignment of Rights.

(a) The Corporation may assign its Right of First Refusal under Section 13.5 and/or its Call Right under 13.6 in whole or in part, to: (i) any affiliate; or (ii) upon written consent of the Board, any other person that the Board determines has a sufficient relationship with or interest in the Corporation. The Corporation shall give reasonable written notice to the Participant of any such assignment.

(b) The restrictions of this Section 13 apply to the Participant and any person to whom Shares are sold, pledged, assigned, bequeathed, gifted, transferred or otherwise disposed of, without regard to the number of such subsequent transferees or the manner in which they acquire the Shares. For purposes of Section 13, the term “Participant” shall include any person purchasing the Shares in accordance with Section 13.

13.8 Conflict with Agreements. The provisions of this Section 13 are intended to be in addition to, and not in conflict with the rights and restrictions in any Award Agreement and the Corporation’s Stockholder’s Agreement. To the extent there is a conflict between the terms of this Section 13 and any of the rights or restrictions in an Award Agreement, the terms of this Section 13 shall prevail, notwithstanding any other provisions of such Award Agreement.

13.9 Exchange Listed Stock. If the Common Stock becomes listed on a national stock exchange, the transfer restrictions and rights set forth in Sections 13.5 through 13.7 shall terminate as of the first date that the Common Stock is so listed.

13.10 Violation of Law. No Award may be exercised at a time when the exercise thereof or the issuance of Shares thereunder would constitute a violation of any law, rule or regulation or any rule of any securities market or exchange on which the Common Stock is then listed.

14.  Change in Control

14.1 In addition to the adjustments required or permitted under Section 3.3, the Committee may prescribe additional provisions relating to the effect of a Change in Control or a Corporate Event on an Award. Such provisions need not be in an Award Agreement, and will not require the consent of a Participant and may include: (i) acceleration of the vesting and exercisability of any Award; (ii) extension of time periods for satisfying vesting or Transferability conditions with respect to, or exercising or realizing payments, rights, benefits or gains from, any Award; (iii) elimination or modification of conditions related to vesting, Transferability or exercisability of or payments, rights, benefits or gains under, any Award; (iv) provision for the settlement of any Award with an equivalent value in other securities, cash or properties; (v) requirement that outstanding Awards that are “in-the-money” be settled in cash in an amount equal to the amount by which they are “in-the-money”, as determined by the Committee; (vi) requirement that Participants surrender their outstanding Awards that are “in-the-money” in exchange for a settlement immediately following the Change in Control, as determined by the Committee; (vii) cancellation of any or all Awards that are not “in the money” without consideration; and (viii) cancellation or forfeiture of any Awards that are not vested as of the date of the Change in Control without consideration. Such surrender, settlement and cancellation shall take place as of the date of the Change in Control or such other date as the Committee may specify. For purposes of this Section 14, an Award being “in the money” means that the excess of the Fair Market Value as of the date of the Change in Control over the Award Price is a positive value.

14.2 The Committee shall provide in an Award Agreement whether an Award that is subject to Section 409A is payable upon a Change in Control. If an Award that is subject to Section 409A provides for vesting upon a Change in Control that is not permissible payment event, then such Award Agreement shall state the event upon which such Award may be payable.

15.  Miscellaneous Award Provisions

15.1 Conflicts. In the event of a conflict between the terms of this Plan and any Award Agreement, the terms of this Plan shall prevail.

15.2 Forfeiture Events. Unless otherwise provided in an Award Agreement, a Participant’s rights, payments, gains and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture and recoupment upon the occurrence of specified events, in addition to any otherwise applicable continued employment or performance conditions as prescribed by the Committee. Such events include termination of employment for Cause, violation of material policies, breach of noncompetition, confidentiality or other restrictive covenants, engagement in Detrimental Conduct and any other events determined by the Committee that may be set forth in an Award Agreement.

15.3 Section 409A. Notwithstanding anything contained herein to the contrary, the terms of the Plan are intended to, and shall be interpreted and applied so as to, comply in all respects with Section 409A. The Committee may amend the terms of any Award, in order to cure any potential defects under Section 409A, in a manner deemed appropriate by the Committee, without the consent of the Participant. It is the intention of the Corporation that no Award be subject to the additional tax imposed by Section 409A(b)(5)(i) of the Code. Without limiting the generality of the foregoing, it is intended that (i) all Options granted under this Plan will be exempt from Section 409A and (ii) all other Award may be granted hereunder either (a) in a manner such that the Award will not provide for a deferral of compensation subject to Section 409A or (b) in a manner such that the Award will be subject to Section 409A. If an Award is intended to be so subject to Section 409A, then the Award shall be settled and paid in a single lump sum (I) as of a specified date, (II) upon the Participant’s Separation from Service, or (III) the earlier of such dates, as specified by the Committee at the time of grant and shall otherwise be granted, administered, settled and paid in accordance with Section 409A; provided , however , that no such settlement or payment shall be made to a Specified Employee upon a Separation from Service before the date which is 6 months after the date of the Specified Employee’s Separation from Service (or, if earlier, the date of death of the Specified Employee); provided, further, that Performance Share Awards and Performance Unit Awards may be paid upon a Change in Control that is a permissible payment event under Section 409A. Nothing in this Section 15.3 shall be construed as an admission that any of the compensation and or benefits payable under this Plan constitutes “deferred compensation” subject to Section 409A.

16.  General Provisions

16.1 No Transfer of Awards; Plan Binding; Beneficiaries. Unless otherwise prescribed by the Committee, Awards shall not be Transferable, except by will or by the laws of descent and distribution, and, during the lifetime of a Participant, Awards shall be exercised only by the Participant or by his guardian or legal representative. Subject to the other provisions hereof, Awards other than Incentive Stock Options Awards may be Transferred to a Permitted Transferee, but shall not be Transferable for value. This Plan shall be binding upon the Corporation and its successors and the Participants and their permitted successors in interest. Each Participant shall have the right to designate a beneficiary or beneficiaries who shall be entitled to take any action, make any election and receive any rights, payments, benefits or gains under an applicable Award following such Participant’s death.

16.2 Deferrals of Payment. Notwithstanding anything contained herein to the contrary, the Committee may permit a Participant to defer the receipt of payment or delivery of cash, securities, rights or other property that would otherwise be due to such Participant by virtue of the exercise of or the satisfaction of vesting or other conditions or restrictions with respect to an Award. If any such deferral is to be permitted, the Committee shall establish the rules and procedures relating to such deferral, including the period of time in advance of payment or delivery when an election to defer is required to be made, the time period of the deferral, the events that would result in payment or delivery of the deferred amount, the interest or other earnings attributable to the deferred amount and the method of funding (if any) attributable to the deferred amount. Any deferrals made pursuant to this Section 16.2 shall be made in a manner and subject to terms and conditions so as to comply with Section 409A.

16.3 Rights as Stockholder. Except as otherwise provided in this Plan, no Participant shall have any rights (including rights with respect to voting, dividends or distributions) with respect to any securities underlying an Award until the date such securities are delivered to the Participant.

16.4 Employment or Service. Nothing in this Plan, in the grant of any Award or in any Award Agreement shall confer upon any Eligible Person or Participant the right to continue in any capacity in which he is employed by, or otherwise serves, the Company and shall not interfere in any way with any right that the Company would otherwise have to terminate his or her employment or other service at any time.

16.5 Other Compensation and Benefit Plans. The adoption of this Plan shall not affect any other stock incentive or other compensation plans of the Company and shall not preclude the Company from establishing any other forms of stock incentive or other compensation for Employees, Non-Employee Directors or other Persons. The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute compensation with respect to which any other benefits of such Participant are determined, including benefits under any bonus, pension, profit sharing, life insurance or salary continuation plan, except as otherwise specifically provided by the terms of such plan. The Plan shall not entitle Participants to any future compensation. The Plan is not an element of the Employees’ base salary or base compensation and shall not be considered as part of such in the event of severance, redundancy, or resignation. The Company has no obligation to offer incentive plans to Participants in the future, and the Plan shall be effective only for the time period specified in the Plan and shall not be deemed to renew year over year and there is not obligation for uniformity of treatment of Employees or Participants under the Plan. Specifically, the Company assumes no obligation to the Participant under this Plan with respect to any doctrine or principle of acquired rights or similar concept.

16.6 Tax Withholding. The Participant or successor in interest shall be responsible for payment of all taxes and other charges required by law to be withheld from an Award or securities, cash or other property paid or delivered in settlement of an Award. Payment shall be made: (i) in cash or by check; (ii) at the discretion of the Committee, in Shares, valued at the Fair Market Value of such Shares on the applicable date; (iii) by deduction from the settlement of the applicable Award; (iv) at the discretion of the Committee, by a combination of the methods described above; or (v) by such other method as may be approved by the Committee. The Company is hereby authorized to, at its election, (i) require that the Participant or successor in interest make a payment to the Company, (ii) deduct from other compensation, including wages, to be paid by the Company or (iii) withhold from any Shares or cash or other property deliverable under this Plan in settlement of an Award, in each case, the amount of any federal, state or local taxes that the Company is required to withhold with respect to such Awards.

16.7 Unfunded Plan. This Plan shall be unfunded. Neither the Company nor any other Person shall be required to establish any special or separate fund or to make any other segregation of assets to assure the settlement of any Awards. Nothing contained in this Plan and no action taken pursuant hereto shall create or be construed to create a fiduciary relationship between the Company or any other Person and any Participant (or any of his successors in interest). No Participant or other Person shall under any circumstances acquire any property interest in any specific assets of the Company or any other Person. To the extent that any Person acquires a right to receive settlement from the Corporation hereunder, such right shall be no greater than the right of any unsecured general creditor of the Corporation. Neither the adoption of this Plan nor the setting aside of securities, cash or other property by the Company with which to discharge its obligations hereunder shall be deemed to create a trust or other funded arrangement. The Company shall have the right to implement or set aside securities, cash or other property in a grantor trust, subject to the claims of the Company’s creditors, to discharge its obligations under this Plan.

16.8 Construction and Interpretation. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender. Whenever used herein, the word “including” shall be deemed to be followed by the phrase “without limitation.” Headings of Sections hereof are inserted for convenience of reference and constitute no part of this Plan.

16.9 Severability. If any provision of this Plan or any Award is or becomes, or is deemed by the Committee to be, invalid, illegal or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify this Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws or, if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of this Plan or such Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of this Plan and such Award shall remain in full force and effect.

16.10 GOVERNING LAW. THE VALIDITY AND CONSTRUCTION OF THIS PLAN AND OF THE AWARD AGREEMENTS SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEVADA, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

16.11 Fractional Shares. No fractional Shares shall be delivered pursuant to this Plan or any Award, and the Committee shall determine whether cash or other securities shall be paid or delivered in lieu of any fractional Shares or whether any fractional Shares or rights thereto shall be canceled or otherwise eliminated.

16.12 Assignment and Successor. The obligations of the Corporation under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company. The Corporation shall take all such actions as may be necessary so the Plan and any Award Agreement entered into hereunder is binding on its successors.

16.13 Compliance with Law.

(a) Notwithstanding anything contained herein or in any Award Agreement to the contrary, the Committee may amend, supplement or cancel any Award to the extent necessary to comply with applicable law, rule or regulation.

(b) With respect to Participants subject to Section 16 of the Exchange Act (“Members”) transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent that compliance with any Plan provision applicable solely to such Members that is included solely for purposes of complying with Rule 16b-3 is not required in order to bring a transaction by such Member in compliance with Rule 16b-3, it shall be deemed null and void as to such transaction, to the extent permitted by law and deemed advisable by the Committee. To the extent any provision in the Plan or action by the Committee involving such Members is deemed not to comply with an applicable condition of Rule 16b-3, it shall be deemed null and void as to such Members, to the extent permitted by law and deemed advisable by the Committee.

16.14 Leave. If approved by the Committee, an Employee’s absence or leave because of military or governmental service, disability or other reason shall not be considered an interruption of employment for any purpose under the Plan; provided, however, that, to the extent that an Award under this Plan is subject to Section 409A, such absence or leave shall be considered a Separation from Service to the extent so provided by Section 409A.

17.  Effective Date, Termination and Amendment

17.1 Effective Date. This Plan shall become effective on the date of approval of this Plan by the Board.

17.2 Termination. The authority to grant new Awards under this Plan shall terminate on the date immediately preceding the tenth anniversary of the Effective Date. The Board may, at any earlier date, terminate this Plan. No termination of this Plan shall adversely affect any Award theretofore granted, without the consent of the applicable Participant (or his permitted successor in interest).

17.3 Amendment. The Board may, at any time and from time to time and in any respect, amend or supplement this Plan. The Board may seek the approval of any amendment or supplement by the stockholders to the extent that it deems necessary or advisable, in its sole discretion, for purposes of compliance with the Code, the listing requirements of any securities exchange or market or any other purpose. No amendment or supplement of this Plan shall adversely affect any Award theretofore granted without the consent of the applicable Participant (or his permitted successor in interest), unless such right has been reserved in this Plan or such amendment or supplement is required to comply with applicable law, rule or regulation. The authority of the Committee to take any action (other than grant new Awards) hereunder shall continue after the authority for grant of new Awards hereunder has been exhausted or terminated (and, for these purposes, new Awards do not include actions taken under Section 3.3 or Substitute Awards).

This Plan was adopted by the Board and approved by the shareholders of the Corporation on _________________.

EXHIBIT D

SECTIONS 607.1301-607.1333 OF FLORIDA BUSINESS CORPORATION ACT

607.1301 Appraisal rights; definitions.—The following definitions apply to ss. 607.1302-607.1333:

(1) “Affiliate” means a person that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with another person or is a senior executive thereof. For purposes of s. 607.1302(2)(d), a person is deemed to be an affiliate of its senior executives.

(2) “Beneficial shareholder” means a person who is the beneficial owner of shares held in a voting trust or by a nominee on the beneficial owner’s behalf.

(3) “Corporation” means the issuer of the shares held by a shareholder demanding appraisal and, for matters covered in ss. 607.1322-607.1333, includes the surviving entity in a merger.

(4) “Fair value” means the value of the corporation’s shares determined:

(a) Immediately before the effectuation of the corporate action to which the shareholder objects.

(b) Using customary and current valuation concepts and techniques generally employed for similar businesses in the context of the transaction requiring appraisal, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable to the corporation and its remaining shareholders.

(c) For a corporation with 10 or fewer shareholders, without discounting for lack of marketability or minority status.

(5) “Interest” means interest from the effective date of the corporate action until the date of payment, at the rate of interest on judgments in this state on the effective date of the corporate action.

(6) “Preferred shares” means a class or series of shares the holders of which have preference over any other class or series with respect to distributions.

(7) “Record shareholder” means the person in whose name shares are registered in the records of the corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with the corporation.

(8) “Senior executive” means the chief executive officer, chief operating officer, chief financial officer, or anyone in charge of a principal business unit or function.

(9) “Shareholder” means both a record shareholder and a beneficial shareholder.

607.1302 Right of shareholders to appraisal.—

(1) A shareholder of a domestic corporation is entitled to appraisal rights, and to obtain payment of the fair value of that shareholder’s shares, in the event of any of the following corporate actions:

(a) Consummation of a conversion of such corporation pursuant to s. 607.1112 if shareholder approval is required for the conversion and the shareholder is entitled to vote on the conversion under ss. 607.1103 and 607.1112(6), or the consummation of a merger to which such corporation is a party if shareholder approval is required for the merger under s. 607.1103 and the shareholder is entitled to vote on the merger or if such corporation is a subsidiary and the merger is governed by s. 607.1104;

(b) Consummation of a share exchange to which the corporation is a party as the corporation whose shares will be acquired if the shareholder is entitled to vote on the exchange, except that appraisal rights shall not be available to any shareholder of the corporation with respect to any class or series of shares of the corporation that is not exchanged;

(c) Consummation of a disposition of assets pursuant to s. 607.1202 if the shareholder is entitled to vote on the disposition, including a sale in dissolution but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within 1 year after the date of sale;

(d) An amendment of the articles of incorporation with respect to the class or series of shares which reduces the number of shares of a class or series owned by the shareholder to a fraction of a share if the corporation has the obligation or right to repurchase the fractional share so created;

(e) Any other amendment to the articles of incorporation, merger, share exchange, or disposition of assets to the extent provided by the articles of incorporation, bylaws, or a resolution of the board of directors, except that no bylaw or board resolution providing for appraisal rights may be amended or otherwise altered except by shareholder approval; or

(f) With regard to a class of shares prescribed in the articles of incorporation prior to October 1, 2003, including any shares within that class subsequently authorized by amendment, any amendment of the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment would adversely affect such shareholder by:

1. Altering or abolishing any preemptive rights attached to any of his or her shares;

2. Altering or abolishing the voting rights pertaining to any of his or her shares, except as such rights may be affected by the voting rights of new shares then being authorized of any existing or new class or series of shares;

3. Effecting an exchange, cancellation, or reclassification of any of his or her shares, when such exchange, cancellation, or reclassification would alter or abolish the shareholder’s voting rights or alter his or her percentage of equity in the corporation, or effecting a reduction or cancellation of accrued dividends or other arrearages in respect to such shares;

4. Reducing the stated redemption price of any of the shareholder’s redeemable shares, altering or abolishing any provision relating to any sinking fund for the redemption or purchase of any of his or her shares, or making any of his or her shares subject to redemption when they are not otherwise redeemable;

5. Making noncumulative, in whole or in part, dividends of any of the shareholder’s preferred shares which had theretofore been cumulative;

6. Reducing the stated dividend preference of any of the shareholder’s preferred shares; or

7. Reducing any stated preferential amount payable on any of the shareholder’s preferred shares upon voluntary or involuntary liquidation.

(2) Notwithstanding subsection (1), the availability of appraisal rights under paragraphs (1)(a), (b), (c), and (d) shall be limited in accordance with the following provisions:

(a) Appraisal rights shall not be available for the holders of shares of any class or series of shares which is:

1. Listed on the New York Stock Exchange or the American Stock Exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.; or

2. Not so listed or designated, but has at least 2,000 shareholders and the outstanding shares of such class or series have a market value of at least $10 million, exclusive of the value of such shares held by its subsidiaries, senior executives, directors, and beneficial shareholders owning more than 10 percent of such shares.

(b) The applicability of paragraph (a) shall be determined as of:

1. The record date fixed to determine the shareholders entitled to receive notice of, and to vote at, the meeting of shareholders to act upon the corporate action requiring appraisal rights; or

2. If there will be no meeting of shareholders, the close of business on the day on which the board of directors adopts the resolution recommending such corporate action.

(c) Paragraph (a) shall not be applicable and appraisal rights shall be available pursuant to subsection (1) for the holders of any class or series of shares who are required by the terms of the corporate action requiring appraisal rights to accept for such shares anything other than cash or shares of any class or any series of shares of any corporation, or any other proprietary interest of any other entity, that satisfies the standards set forth in paragraph (a) at the time the corporate action becomes effective.

(d) Paragraph (a) shall not be applicable and appraisal rights shall be available pursuant to subsection (1) for the holders of any class or series of shares if:

1. Any of the shares or assets of the corporation are being acquired or converted, whether by merger, share exchange, or otherwise, pursuant to the corporate action by a person, or by an affiliate of a person, who:

a. Is, or at any time in the 1-year period immediately preceding approval by the board of directors of the corporate action requiring appraisal rights was, the beneficial owner of 20 percent or more of the voting power of the corporation, excluding any shares acquired pursuant to an offer for all shares having voting power if such offer was made within 1 year prior to the corporate action requiring appraisal rights for consideration of the same kind and of a value equal to or less than that paid in connection with the corporate action; or

b. Directly or indirectly has, or at any time in the 1-year period immediately preceding approval by the board of directors of the corporation of the corporate action requiring appraisal rights had, the power, contractually or otherwise, to cause the appointment or election of 25 percent or more of the directors to the board of directors of the corporation; or

2. Any of the shares or assets of the corporation are being acquired or converted, whether by merger, share exchange, or otherwise, pursuant to such corporate action by a person, or by an affiliate of a person, who is, or at any time in the 1-year period immediately preceding approval by the board of directors of the corporate action requiring appraisal rights was, a senior executive or director of the corporation or a senior executive of any affiliate thereof, and that senior executive or director will receive, as a result of the corporate action, a financial benefit not generally available to other shareholders as such, other than:

a. Employment, consulting, retirement, or similar benefits established separately and not as part of or in contemplation of the corporate action;

b. Employment, consulting, retirement, or similar benefits established in contemplation of, or as part of, the corporate action that are not more favorable than those existing before the corporate action or, if more favorable, that have been approved on behalf of the corporation in the same manner as is provided in s. 607.0832; or

c. In the case of a director of the corporation who will, in the corporate action, become a director of the acquiring entity in the corporate action or one of its affiliates, rights and benefits as a director that are provided on the same basis as those afforded by the acquiring entity generally to other directors of such entity or such affiliate.

(e) For the purposes of paragraph (d) only, the term “beneficial owner” means any person who, directly or indirectly, through any contract, arrangement, or understanding, other than a revocable proxy, has or shares the power to vote, or to direct the voting of, shares, provided that a member of a national securities exchange shall not be deemed to be a beneficial owner of securities held directly or indirectly by it on behalf of another person solely because such member is the record holder of such securities if the member is precluded by the rules of such exchange from voting without instruction on contested matters or matters that may affect substantially the rights or privileges of the holders of the securities to be voted. When two or more persons agree to act together for the purpose of voting their shares of the corporation, each member of the group formed thereby shall be deemed to have acquired beneficial ownership, as of the date of such agreement, of all voting shares of the corporation beneficially owned by any member of the group.

(3) Notwithstanding any other provision of this section, the articles of incorporation as originally filed or any amendment thereto may limit or eliminate appraisal rights for any class or series of preferred shares, but any such limitation or elimination contained in an amendment to the articles of incorporation that limits or eliminates appraisal rights for any of such shares that are outstanding immediately prior to the effective date of such amendment or that the corporation is or may be required to issue or sell thereafter pursuant to any conversion, exchange, or other right existing immediately before the effective date of such amendment shall not apply to any corporate action that becomes effective within 1 year of that date if such action would otherwise afford appraisal rights.

(4) A shareholder entitled to appraisal rights under this chapter may not challenge a completed corporate action for which appraisal rights are available unless such corporate action:

(a) Was not effectuated in accordance with the applicable provisions of this section or the corporation’s articles of incorporation, bylaws, or board of directors’ resolution authorizing the corporate action; or

(b) Was procured as a result of fraud or material misrepresentation.

607.1303 Assertion of rights by nominees and beneficial owners.—

(1) A record shareholder may assert appraisal rights as to fewer than all the shares registered in the record shareholder’s name but owned by a beneficial shareholder only if the record shareholder objects with respect to all shares of the class or series owned by the beneficial shareholder and notifies the corporation in writing of the name and address of each beneficial shareholder on whose behalf appraisal rights are being asserted. The rights of a record shareholder who asserts appraisal rights for only part of the shares held of record in the record shareholder’s name under this subsection shall be determined as if the shares as to which the record shareholder objects and the record shareholder’s other shares were registered in the names of different record shareholders.

(2) A beneficial shareholder may assert appraisal rights as to shares of any class or series held on behalf of the shareholder only if such shareholder:

(a) Submits to the corporation the record shareholder’s written consent to the assertion of such rights no later than the date referred to in s. 607.1322(2)(b)2.

(b) Does so with respect to all shares of the class or series that are beneficially owned by the beneficial shareholder.

607.1320 Notice of appraisal rights.—

(1) If proposed corporate action described in s. 607.1302(1) is to be submitted to a vote at a shareholders’ meeting, the meeting notice must state that the corporation has concluded that shareholders are, are not, or may be entitled to assert appraisal rights under this chapter. If the corporation concludes that appraisal rights are or may be available, a copy of ss. 607.1301-607.1333 must accompany the meeting notice sent to those record shareholders entitled to exercise appraisal rights.

(2) In a merger pursuant to s. 607.1104, the parent corporation must notify in writing all record shareholders of the subsidiary who are entitled to assert appraisal rights that the corporate action became effective. Such notice must be sent within 10 days after the corporate action became effective and include the materials described in s. 607.1322.

(3) If the proposed corporate action described in s. 607.1302(1) is to be approved other than by a shareholders’ meeting, the notice referred to in subsection (1) must be sent to all shareholders at the time that consents are first solicited pursuant to s. 607.0704, whether or not consents are solicited from all shareholders, and include the materials described in s. 607.1322.

607.1321 Notice of intent to demand payment.—

(1) If proposed corporate action requiring appraisal rights under s. 607.1302 is submitted to a vote at a shareholders’ meeting, or is submitted to a shareholder pursuant to a consent vote under s. 607.0704, a shareholder who wishes to assert appraisal rights with respect to any class or series of shares:

(a) Must deliver to the corporation before the vote is taken, or within 20 days after receiving the notice pursuant to s. 607.1320(3) if action is to be taken without a shareholder meeting, written notice of the shareholder’s intent to demand payment if the proposed action is effectuated.

(b) Must not vote, or cause or permit to be voted, any shares of such class or series in favor of the proposed action.

(2) A shareholder who does not satisfy the requirements of subsection (1) is not entitled to payment under this chapter.

607.1322 Appraisal notice and form.—

(1) If proposed corporate action requiring appraisal rights under s. 607.1302(1) becomes effective, the corporation must deliver a written appraisal notice and form required by paragraph (2)(a) to all shareholders who satisfied the requirements of s. 607.1321. In the case of a merger under s. 607.1104, the parent must deliver a written appraisal notice and form to all record shareholders who may be entitled to assert appraisal rights.

(2) The appraisal notice must be sent no earlier than the date the corporate action became effective and no later than 10 days after such date and must:

(a) Supply a form that specifies the date that the corporate action became effective and that provides for the shareholder to state:

1. The shareholder’s name and address.

2. The number, classes, and series of shares as to which the shareholder asserts appraisal rights.

3. That the shareholder did not vote for the transaction.

4. Whether the shareholder accepts the corporation’s offer as stated in subparagraph (b)4.

5. If the offer is not accepted, the shareholder’s estimated fair value of the shares and a demand for payment of the shareholder’s estimated value plus interest.

(b) State:

1. Where the form must be sent and where certificates for certificated shares must be deposited and the date by which those certificates must be deposited, which date may not be earlier than the date for receiving the required form under subparagraph 2.

2. A date by which the corporation must receive the form, which date may not be fewer than 40 nor more than 60 days after the date the subsection (1) appraisal notice and form are sent, and state that the shareholder shall have waived the right to demand appraisal with respect to the shares unless the form is received by the corporation by such specified date.

3. The corporation’s estimate of the fair value of the shares.

4. An offer to each shareholder who is entitled to appraisal rights to pay the corporation’s estimate of fair value set forth in subparagraph 3.

5. That, if requested in writing, the corporation will provide to the shareholder so requesting, within 10 days after the date specified in subparagraph 2., the number of shareholders who return the forms by the specified date and the total number of shares owned by them.

6. The date by which the notice to withdraw under s. 607.1323 must be received, which date must be within 20 days after the date specified in subparagraph 2.

(c) Be accompanied by:

1. Financial statements of the corporation that issued the shares to be appraised, consisting of a balance sheet as of the end of the fiscal year ending not more than 15 months prior to the date of the corporation’s appraisal notice, an income statement for that year, a cash flow statement for that year, and the latest available interim financial statements, if any.

2. A copy of ss. 607.1301-607.1333.

607.1323 Perfection of rights; right to withdraw.—

(1) A shareholder who wishes to exercise appraisal rights must execute and return the form received pursuant to s. 607.1322(1) and, in the case of certificated shares, deposit the shareholder’s certificates in accordance with the terms of the notice by the date referred to in the notice pursuant to s. 607.1322(2)(b)2. Once a shareholder deposits that shareholder’s certificates or, in the case of uncertificated shares, returns the executed forms, that shareholder loses all rights as a shareholder, unless the shareholder withdraws pursuant to subsection (2).

(2) A shareholder who has complied with subsection (1) may nevertheless decline to exercise appraisal rights and withdraw from the appraisal process by so notifying the corporation in writing by the date set forth in the appraisal notice pursuant to s. 607.1322(2)(b)6. A shareholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the corporation’s written consent.

(3) A shareholder who does not execute and return the form and, in the case of certificated shares, deposit that shareholder’s share certificates if required, each by the date set forth in the notice described in subsection (2), shall not be entitled to payment under this chapter.

607.1324 Shareholder’s acceptance of corporation’s offer.—

(1) If the shareholder states on the form provided in s. 607.1322(1) that the shareholder accepts the offer of the corporation to pay the corporation’s estimated fair value for the shares, the corporation shall make such payment to the shareholder within 90 days after the corporation’s receipt of the form from the shareholder.

(2) Upon payment of the agreed value, the shareholder shall cease to have any interest in the shares.

607.1326 Procedure if shareholder is dissatisfied with offer.—

(1) A shareholder who is dissatisfied with the corporation’s offer as set forth pursuant to s. 607.1322(2)(b)4. must notify the corporation on the form provided pursuant to s. 607.1322(1) of that shareholder’s estimate of the fair value of the shares and demand payment of that estimate plus interest.

(2) A shareholder who fails to notify the corporation in writing of that shareholder’s demand to be paid the shareholder’s stated estimate of the fair value plus interest under subsection (1) within the timeframe set forth in s. 607.1322(2)(b)2. waives the right to demand payment under this section and shall be entitled only to the payment offered by the corporation pursuant to s. 607.1322(2)(b)4

607.1330 Court action.—

(1) If a shareholder makes demand for payment under s. 607.1326 which remains unsettled, the corporation shall commence a proceeding within 60 days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the 60-day period, any shareholder who has made a demand pursuant to s. 607.1326 may commence the proceeding in the name of the corporation.

(2) The proceeding shall be commenced in the appropriate court of the county in which the corporation’s principal office, or, if none, its registered office, in this state is located. If the corporation is a foreign corporation without a registered office in this state, the proceeding shall be commenced in the county in this state in which the principal office or registered office of the domestic corporation merged with the foreign corporation was located at the time of the transaction.

(3) All shareholders, whether or not residents of this state, whose demands remain unsettled shall be made parties to the proceeding as in an action against their shares. The corporation shall serve a copy of the initial pleading in such proceeding upon each shareholder party who is a resident of this state in the manner provided by law for the service of a summons and complaint and upon each nonresident shareholder party by registered or certified mail or by publication as provided by law.

(4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) is plenary and exclusive. If it so elects, the court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have the powers described in the order appointing them or in any amendment to the order. The shareholders demanding appraisal rights are entitled to the same discovery rights as parties in other civil proceedings. There shall be no right to a jury trial.

(5) Each shareholder made a party to the proceeding is entitled to judgment for the amount of the fair value of such shareholder’s shares, plus interest, as found by the court.

(6) The corporation shall pay each such shareholder the amount found to be due within 10 days after final determination of the proceedings. Upon payment of the judgment, the shareholder shall cease to have any interest in the shares.

607.1331 Court costs and counsel fees.—

(1) The court in an appraisal proceeding shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the shareholders demanding appraisal, in amounts the court finds equitable, to the extent the court finds such shareholders acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.

(2) The court in an appraisal proceeding may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the corporation and in favor of any or all shareholders demanding appraisal if the court finds the corporation did not substantially comply with ss. 607.1320 and 607.1322; or

(b) Against either the corporation or a shareholder demanding appraisal, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.

(3) If the court in an appraisal proceeding finds that the services of counsel for any shareholder were of substantial benefit to other shareholders similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to such counsel reasonable fees to be paid out of the amounts awarded the shareholders who were benefited.

(4) To the extent the corporation fails to make a required payment pursuant to s. 607.1324, the shareholder may sue directly for the amount owed and, to the extent successful, shall be entitled to recover from the corporation all cos costs and expenses of the suit, including counsel fees.

607.1332 Disposition of acquired shares.—Shares acquired by a corporation pursuant to payment of the agreed value thereof or pursuant to payment of the judgment entered therefor, as provided in this chapter, may be held and disposed of by such corporation as authorized but unissued shares of the corporation, except that, in the case of a merger or share exchange, they may be held and disposed of as the plan of merger or share exchange otherwise provides. The shares of the surviving corporation into which the shares of such shareholders demanding appraisal rights would have been converted had they assented to the merger shall have the status of authorized but unissued shares of the surviving corporation.

607.1333 Limitation on corporate payment.—

(1) No payment shall be made to a shareholder seeking appraisal rights if, at the time of payment, the corporation is unable to meet the distribution standards of s. 607.06401. In such event, the shareholder shall, at the shareholder’s option:

(a) Withdraw his or her notice of intent to assert appraisal rights, which shall in such event be deemed withdrawn with the consent of the corporation; or

(b) Retain his or her status as a claimant against the corporation and, if it is liquidated, be subordinated to the rights of creditors of the corporation, but have rights superior to the shareholders not asserting appraisal rights, and if it is not liquidated, retain his or her right to be paid for the shares, which right the corporation shall be obliged to satisfy when the restrictions of this section do not apply.

(2) The shareholder shall exercise the option under paragraph (1)(a) or paragraph (b) by written notice filed with the corporation within 30 days after the corporation has given written notice that the payment for shares cannot be made because of the restrictions of this section. If the shareholder fails to exercise the option, the shareholder shall be deemed to have withdrawn his or her notice of intent to assert appraisal rights.

EXHIBIT E

LETTER OF TRANSMITTAL

To Accompany Certificates Representing

Shares of Florida Common Stock of

ARISTOCRAT GROUP CORP.

(a Florida Corporation)

Converted into a Right to Receive Shares of Nevada Common Stock of Aristocrat Group Corp.

(a Nevada Corporation)

Pursuant to the Reincorporation to the State of Nevada and reduction in number of outstanding shares of common stock

Surrender Certificates for Shares of Florida Common Stock

of Aristocrat Group Corp. to:

Island Stock Transfer Company

By Mail or By Hand:

Island Stock Transfer Company

Roosevelt Office Center

15500 Roosevelt Boulevard, Suite 301

Clearwater, Florida 33760

For information call:

Tel: 727-289-0010 Fax: 727-289-0069

The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.  If certificates are registered in different names, a separate Letter of Transmittal must be submitted for each different registered owner.

DESCRIPTION OF CERTIFICATES SURRENDERED

Name(s) and Address(es) of	Certificate(s) Enclosed
Registered Owner(s)	(Attach additional list if necessary)
(Please fill in, if blank)

________________________________________		Total Number
________________________________________		of Shares
________________________________________	Certificate	Represented by
________________________________________	Number(s)	Certificate(s)
________________________________________
________________________________________
________________________________________
________________________________________
Total Shares:

SIGNATURES MUST BE PROVIDED AND GUARANTEED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

The undersigned hereby surrenders the Certificate(s) listed above (the “Florida Certificates”) representing shares of common stock, $.0001 par value per share (the “Florida Shares”), of Aristocrat Group Corp., a Florida corporation (the “Company”), for cancellation in exchange for shares of common stock, $.001 par value per share, (“Nevada Shares”), of Aristocrat Group Corp. at the exchange ratio of one Nevada Share for one hundred (100) Florida Shares surrendered hereby, pursuant to a reduction in the total number of shares of common stock of the Company (the “Share Reduction”) effective for shareholders of record on the Effective Date specified in the Information Statement of which this Letter of Transmittal is a part.  Fractional shares to which a shareholder is entitled will be rounded up to the next whole share and the number of additional whole shares such that each stockholder will own at least five shares.  The undersigned understands that the exchange of Florida Shares is subject to the terms and conditions set forth in the accompanying Instruction.

The undersigned understands that , unless appropriate written instructions are given by the undersigned to Island Stock Transfer Company to transmit the Nevada Shares by DWAC, a certificate representing the whole number of Nevada Shares will be sent by mail as soon as practicable following the receipt of the Certificates, this Letter of Transmittal and a check payable to Island Stock Transfer Company in the amount of $ _____ (“Transfer Fee”) for each certificate representing Nevada Shares to be issued delivered by any reasonable procedure requested by the undersigned and agreed to by the Transfer Agent.

Island Stock Transfer Company participates in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer program. Therefore, in lieu of delivering physical certificates representing the Nevada Shares, upon written request of the undersigned, so long as the undersigned is not obligated to return such certificate for the placement of a legend thereon, Standard Registrar and Transfer, Inc. shall electronically transmit the Nevada Shares by crediting the account of undersigned’s prime broker with DTC through its Deposit Withdrawal Agent Commission system.

In the event you are entitled to a fractional Nevada Share, the Company will deliver the next highest number of whole shares instead of a certificate for a fractional share.  In the event you are entitled to less than five shares, the Company will deliver the number of shares necessary for you to have a minimum of five shares.

Please issue and deliver the certificate representing the number of Nevada Shares to which the undersigned is entitled in exchange for the Certificates surrendered pursuant to this Letter of Transmittal to the undersigned at the address specified under “Description of Certificates Surrendered” above unless otherwise indicated under “Special Registration Instructions” or “Special Delivery Instructions” below.

ELECTRONIC TRANSMISSION INSTRUCTIONS

(See Instruction 2 below)

COMPLETE ONLY if the Nevada Shares are to be transmitted to the undersigned’s account with a Prime broker.

Transmit Nevada Shares to:

Name of Prime Broker

__________________________________________

(Please Print)

Account Name: _____________________________

(Must be the same as name of the registered holder(s) appearing under “DESCRIPTION OF CERTIFICATES SUBMITTED”

Account No. ______________________________

Address __________________________________

_________________________________________

(Include Zip Code)

SPECIAL DELIVERY INSTRUCTIONS

(See Instruction 2 below)

COMPLETE ONLY if the certificates for Nevada Shares are to be issued in a different name or are to be sent OTHER than to the address of the registered holder(s) appearing under “DESCRIPTION OF CERTIFICATES SUBMITTED.”

Mail or deliver to:

Name _____________________________

(Please Print)

Address ___________________________

__________________________________

(Include Zip Code)

__________________________________

(Tax Identification or Social

Security Number)

(See Substitute Form W-9)

The undersigned hereby warrants to the Company that the undersigned has full power and authority to submit, sell, assign and transfer the Certificates described above, free and clear of all liens, charges and encumbrances and not subject to any adverse claim.  The undersigned will, upon request, execute any additional documents necessary or desirable to complete the transfer of the Certificates.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and all obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

SIGN HERE AND, IF REQUIRED, HAVE SIGNATURES GUARANTEED (If Special Registration Instructions are given, or if signature is by other than the registered holder, signature(s) must be guaranteed.  See Instruction 2.)

_____________________________________________________________________________________________________

(Signature(s) of Shareholder(s)

Dated: ___________________________________________________________________________________

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on Certificates or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith.  If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instructions 2 and 3)

Name(s): ______________________________________________________________________________________________

_____________________________________________________________________________________________________

(Please Type or Print)

Capacity (Full Title)  _____________________________________________________________________________________

Address  _________________________________________________________________________________

(include Zip Code)

Area Code and Tel.  No. _________________________________________________________________________________

Tax Identification or

Social Security No.

____________________________________________________________________________________________________

Guarantee of Signature(s)

(See Instruction 2)

Authorized Signature _________________________________________________________________________

Name ________________________________________________________________________________________________

____________________________________________________________________________________________________

(Please Type or Print)

Name of Firm  __________________________________________________________________________________________

Address  _________________________________________________________________________________

_____________________________________________________________________________________________________

(Include Zip Code)

Area Code and Tel. No. ________________________________________________________________________

Dated: ___________________________________________________________________________________

_____________________________________________________________________________________________________

IMPORTANT: Failure to complete the Substitute Form W-9 on the back page of this Letter of Transmittal may result in backup withholding of 31% of any cash payments.  Please review the Instructions and the information provided under “Important Tax Information” in this Letter of Transmittal.

INSTRUCTIONS

1.  Delivery of Letter of Transmittal and Certificates.  Certificates, together with a signed and completed Letter of Transmittal and any required supporting documents, should be sent or delivered to Island Stock Transfer Company at the address shown on the face of this Letter of Transmittal.  If any Certificates are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Certificates.  The method of delivery of this Letter of Transmittal, Certificates and all other required documents is at the option and risk of the shareholder(s) and the delivery will be deemed made only when actually received by Island Stock Transfer Company.  A Letter of Transmittal, Certificates and any other required documents must be properly received by Island Stock Transfer Company, in form satisfactory to it, in order for the delivery and surrender to be effective and the risk of loss of Certificates to pass to the Company.  If delivery is by mail, registered or certified mail with return receipt requested, properly insured, is recommended.

2.  Guarantee of Signatures.  Signatures on this Letter of Transmittal must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States (an “Eligible Institution”), unless Certificate(s) are surrendered (i) by the registered holder of Florida Shares who has not completed the box entitled “Special Delivery Instructions” on this Letter of Transmittal or (ii) for the account of an Eligible Institution.

3.  Signatures.  If this Letter of Transmittal is signed by the registered holder(s) of Certificates, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificates without alteration, enlargement or any change whatsoever.

If any Certificate is held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If this Letter of Transmittal or any Certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and submit evidence satisfactory to the Company of such person’s authority so to act.

4.  Validity of Surrender; Irregularities.  All questions as to validity, form and eligibility of any surrender of Certificates hereunder will be determined by the Company.  The Company reserves the right to waive any irregularities or defects in the surrender of any Certificates, and its interpretations of the terms and conditions of the reclassification and of this Letter of Transmittal (including these Instructions) with respect to such irregularities or defects shall be final and binding on all parties.  A surrender will not be deemed to have been made until all irregularities have been cured or waived.

5.  Special Delivery Instructions.  Indicate the name and address of the person(s) to which certificates for Nevada Shares are to be issued or sent if different from the name and address of the person(s) signing this Letter of Transmittal.

6.  Additional Copies.  Additional copies of this Letter of Transmittal may be obtained from Island Stock Transfer Company located at 4045 South Spencer Street Suite 403 Las Vegas, Nevada 89119.

7.  Inadequate Space.  If the space provided on this Letter of Transmittal is inadequate, Certificate numbers and numbers of Florida Shares should be listed on a separate signed schedule affixed hereto.

8.  Letter of Transmittal Required; Surrender of Certificates; Lost Certificates.  A shareholder will not receive any certificates for Nevada Shares unless and until this Letter of Transmittal or a facsimile hereof, duly completed and signed, is delivered to Island Stock Transfer Company, together with Certificates representing such Florida Shares and any required accompanying evidences of authority in form satisfactory to Island Stock Transfer Company.  If Certificates have been lost or destroyed, such should be indicated on the face of this Letter of Transmittal.  In such event, the Transfer Agent will forward additional documentation necessary to be completed in order to effectively surrender such lost or destroyed Certificates.

9.  Substitute Form W-9.  Each shareholder is required to provide a correct Taxpayer Identification Number (“TIN”) on Substitute Form W-9, which is provided under “Important Tax Information” below, and to indicate that he is not subject to backup withholding by checking the box in Part 2 of the Substitute Form W-9.  Failure to provide the information on the Substitute Form W-9 may subject the shareholder to 31% federal income tax withholding on any future payments.  The box in Part 3 of the Substitute Form W-9 may be checked if the shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future.  If the box in Part 3 is checked and the Company is not provided with a TIN within 60 days, the Company will, withhold 31% of any payments thereafter until a TIN is provided to the Company.

IMPORTANT TAX INFORMATION

Under federal income tax law, a shareholder is required to provide the Company with his correct TIN on Substitute Form W-9 below. If such shareholder is an individual, the TIN is his Social Security number. If the Company is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, any payments that are made to such shareholder may be subject to backup withholding.

Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding and reporting requirements and should indicate their exempt status on Substitute Form W-9.

If backup withholding applies, the Company is required to withhold 31% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained

PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INSTRUCTIONS.

Purpose of Substitute Form W-9

To prevent backup withholding on payments that are made to a shareholder, the shareholder is required to notify the Company of his correct TIN by completing the form below certifying that the TIN provided on the Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN) and that (1) the shareholder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified the shareholder that he is no longer subject to backup withholding.

What Number to Give the Company

The shareholder is required to give the Company the social security number or employer identification number of the record owner of the Certificates. If Certificates are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report.

PAYER’S NAME:  ARISTOCRAT GROUP CORP.

SUBSTITUTE FORM W-9

Part 1   PLEASE PROVIDE YOUR TIN IN THE SPACE BELOW AND CERTIFY BY SIGNING AND DATING PART 3.

Social Security Number ______________________________

OR

Employer Identification Number _______________________

DEPARTMENT OF THE TREASURY INTERNAL REVENUE SERVICE

Part 2   Check the box if you are NOT subject to back up withholding under the provisions of Section 3406(a)(1)(C) of the Internal Revenue Code because (1) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified you that you are no longer subject to backup withholding.

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PAYERS REQUEST FOR TAXPAYER IDENTIFICATION NUMBER (“TIN”)

Part 3   CERTIFICATION - Under penalties of perjury, I certify that the information provided on this form is true, correct and complete.

Signature: __________________________________________

Date: ______________________________________________

Awaiting TIN?

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NOTE:  FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU.  PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.